UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM N-CSR CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06499

Name of Fund: BlackRock MuniYield California Fund, Inc. (MYC)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock
MuniYield California Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing
address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2008

Date of reporting period: 11/01/2007 – 07/31/2008

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS Annual Report JULY 31, 2008

BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

BlackRock MuniYield Arizona Fund, Inc. (MZA)

BlackRock MuniYield California Fund, Inc. (MYC)

BlackRock MuniYield Florida Fund (MYF)

BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

2 ANNUAL REPORT

JULY 31, 2008

A Letter to Shareholders

Dear Shareholder

For more than a year, investors have been besieged by a weak housing market, the bursting of the credit bubble that has troubled the financial sector, and surging food and oil prices, which have stoked inflation concerns. Healthy nonfinancial corporate profits and robust exporting activity remained among the few bright spots, helping the economy to grow at a modest, but still positive, pace.

The Federal Reserve Board (the “Fed”) has been aggressive in its attempts to stimulate economic growth and stabilize financial markets. In addition to slashing the target federal funds rate 325 basis points (3.25%) between September

2007 and April 2008, the central bank introduced the new Term Securities Lending Facility, granted broker-dealers access to the discount window and used its own balance sheet to help negotiate the sale of Bear Stearns. However, the end of the period saw a pause in Fed action; the central bank held the target rate steady at 2.0% as it attempted to balance weak growth and inflationary pressures.

The Fed’s bold response to the financial crisis helped mitigate credit stress and investor anxiety, albeit temporarily.

U.S. equity markets sank sharply over the reporting period, notwithstanding a brief rally in the spring and another in mid-summer, and international markets followed suit.

Treasury securities also traded in a volatile fashion, but generally rallied (yields fell as prices correspondingly rose), as the broader flight-to-quality theme persisted. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then reversed course and declined to 3.99% by period-end when credit fears re-emerged. Meanwhile, tax-exempt issues underperformed their taxable counterparts, as problems among municipal bond insurers and the failure in the market for auction rate securities continued to pressure the group.

Overall, the major benchmark indexes generated results that reflected heightened risk aversion:

Total Returns as of July 31, 2008	6-month	12-month

U.S. equities (S&P 500 Index)	(7.08)%	(11.09)%

Small cap U.S. equities (Russell 2000 Index)	0.86	(6.71)

International equities (MSCI Europe, Australasia, Far East Index)	(5.04)	(12.19)

Fixed income (Lehman Brothers U.S. Aggregate Index)	(0.63)	6.15

Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	(0.85)	2.83

High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)	(0.80)	0.52

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Shortly before this shareholder report mailing, the investment landscape was dramatically altered as the ongoing credit crisis intensified, resulting in a widespread breakdown in the financial services sector and unprecedented govern-

ment intervention. Through periods of market turbulence, as ever, BlackRock's full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of July 31, 2008

BlackRock Muni New York Intermediate Duration Fund, Inc.

Investment Objective

BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE) (the “Fund”) seeks to provide shareholders with high current income exempt from fed-
eral income taxes and New York State and New York City personal income taxes by investing primarily in a portfolio of municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and New York State and New York City personal income taxes.

Performance

For the 12 months ended July 31, 2008, the Fund returned (5.61)% based on market price and (3.58)% based on net asset value (“NAV”). For the same period, the closed-end Lipper Intermediate Municipal Debt Funds category posted an average return of 0.55% on a NAV basis. All returns reflect reinvest-
ment of dividends. Detracting from the Fund’s yearly performance was its below-average distribution rate. Our desire to improve income to the Fund led to significantly more investments in longer-dated issues, which proved more volatile as risk spreads increased and the municipal yield curve steepened.

In addition, the Fund’s lower-quality holdings hampered results due to credit spread widening and the lack of liquidity. Looking ahead, we believe the
Fund is well positioned to benefit from a recovering high yield market, a reversion to historical valuations versus U.S. Treasury issues and a continued
slowing economy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	MNE
Initital Offering Date	August 1, 2003
Yield on Closing Market Price as of July 31, 2008 ($12.12)[1]	5.25%
Tax Equivalent Yield[2]	8.08%
Current Monthly Distribution per Common Share[3]	$0.053
Current Annualized Distribution per Common Share[3]	$0.636
Leverage as of July 31, 2008[4]	35%

[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
[2] Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3] The distribution is not constant and is subject to change.
4 As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Auction Market Preferred
Shares (“Preferred Shares”) and tender option bond trusts (“TOBs”)) minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	7/31/08	5/31/08	Change	High	Low

Market Price	$12.12	$12.81	(5.39)%	$12.81	$11.86
Net Asset Value	$13.51	$14.05	(3.84)%	$14.11	$13.47

The following unaudited charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition

Sector	7/31/08	5/31/08

City/County/State	23%	25%
Hospital	18	17
Education	17	16
Housing	13	13
Transportation	12	12
Power	10	9
Industrial & Pollution Control	3	4
Tobacco	2	2
Water & Sewer	2	2

Credit Quality Allocations[5]

Credit Rating	7/31/08	5/31/08

AAA/Aaa	6%	20%
AA/Aa	43	29
A/A	21	17
BBB/Baa	15	20
BB/Ba	9	7
CCC/Caa	2	2
Not Rated	4[6]	5

[5] Using the higher of Standard & Poor’s (S&P’s) or Moody’s
Investors Service (Moody’s) ratings.
[6] The investment advisor has deemed certain of these non-rated securities to be investment grade quality. As of July 31, 2008, the market value of these securities was $1,927,760 represent-
ing 2% of the Fund's long-term investments.

4 ANNUAL REPORT

JULY 31, 2008

Fund Summary as of July 31, 2008

BlackRock MuniYield Arizona Fund, Inc.

Investment Objective

BlackRock MuniYield Arizona Fund, Inc. (MZA) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal and
Arizona income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuers, is exempt from federal and Arizona income taxes.

Performance

For the 12 months ended July 31, 2008, the Fund returned 7.31% based on market price and (3.14)% based on NAV. For the same period, the closed-end
Lipper Other States Municipal Debt Funds category posted an average return of (1.16)% on a NAV basis. All returns reflect reinvestment of dividends. The
Fund benefited from its above-average yield, but performance was negatively impacted by two factors: above-average exposure to the longer end of the yield curve, which underperformed as rates increased at the longer end of the yield curve more than in the shorter end; and, above-average exposure to lower-rated credits and other spread sectors (e.g., housing), which underperformed amid dramatic credit spread widening over the annual period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

	Symbol on American Stock Exchange	MZA
	Initital Offering Date	October 29, 1993
	Yield on Closing Market Price as of July 31, 2008 ($13.94)[1]	4.91%
	Tax Equivalent Yield[2]	7.55%
	Current Monthly Distribution per Common Share[3]	$0.057
	Current Annualized Distribution per Common Share[3]	$0.684
	Leverage as of July 31, 2008[4]	43%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution is not constant and is subject to change.
4 As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Preferred Shares and
TOBs) minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	7/31/08	10/31/07	Change	High	Low

Market Price	$13.94	$13.66	2.05%	$15.65	$12.27
Net Asset Value	$12.81	$13.96	(8.24)%	$14.01	$12.41

The following unaudited charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition

Sector	7/31/08	10/31/07

Education	25%	29%
City, County & State	19	21
Hospital	12	13
Housing	11	10
Lease Revenue	9	7
Power	8	6
Water & Sewer	7	4
Tax Revenue	3	3
Transportation	3	3
Industrial & Pollution Control	3	4

Credit Quality Allocations[5]

Credit Rating	7/31/08	10/31/07

AAA/Aaa	11%	49%
AA/Aa	36	9
A/A	27	17
BBB/Baa	20	19
BB/Ba	1	2
B/B	1	—
Not Rated[6]	4	4

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2008 and October 31, 2007, the market value of these securities was
$2,300,385 representing 2% and $1,004,490 representing 1%,
respectively, of the Fund's long-term investments.

ANNUAL REPORT

JULY 31, 2008

5

Fund Summary as of July 31, 2008

BlackRock MuniYield California Fund, Inc.

Investment Objective

BlackRock MuniYield California Fund, Inc. (MYC) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-
term municipal obligations the interest on which, in the opinion of bond counsel to the issuers, is exempt from federal and California income taxes.

Performance

For the 12 months ended July 31, 2008, the Fund returned 3.26% based on market price and (1.74)% based on NAV. For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of (2.54)% on a NAV basis. All returns reflect reinvestment of dividends. A neutral duration posture and a relatively higher cash equivalent reserve position versus its Lipper peers provided the Fund’s NAV some cushion against volatility from widening credit spreads and rising long-term investment rates. Management’s strategy is to balance total return by opportunistically improving current yield. Higher absolute rates could be in the offering should credit-related concerns and higher issuance weigh on the market next year. Management would expect to use an improvement in valuation to extend duration.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	MYC
Initital Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2008 ($13.07)[1]	5.05%
Tax Equivalent Yield[2]	7.77%
Current Monthly Distribution per Common Share[3]	$0.055
Current Annualized Distribution per Common Share[3]	$0.660
Leverage as of July 31, 2008[4]	42%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution is not constant and is subject to change.
4 As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Preferred Shares and
TOBs) minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	7/31/08	10/31/07	Change	High	Low

Market Price	$13.07	$13.25	(1.36)%	$14.00	$12.33
Net Asset Value	$13.71	$14.60	(6.10)%	$14.85	$13.18

The following unaudited charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition			Credit Quality Allocations[5]

Sector	7/31/08	10/31/07	Credit Rating	7/31/08	10/31/07

City, County & State	23%	18%	AAA/Aaa	43%	79%
Education	18	15	AA/Aa	39	3
Lease Revenue	12	12	A/A	14	12
Water & Sewer	11	12	BBB/Baa	4	6
Hospital	9	9	[5] Using the higher of S&P’s or Moody’s ratings.
Tax Revenue	8	11
Power	7	8
Transportation	4	6
Housing	4	2
Industrial & Pollution Control	2	4
Resource Recovery	2	2
Tobacco	—	1

6 ANNUAL REPORT

JULY 31, 2008

Fund Summary as of July 31, 2008

BlackRock MuniYield Florida Fund

Investment Objective

BlackRock MuniYield Florida Fund (MYF) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obliga-
tions the interest on which, in the opinion of bond counsel to the issuers, is exempt from federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property taxes.

Performance

For the 12 months ended July 31, 2008, the Fund returned (5.00)% based on market price and (1.70)% based on NAV. For the same period, the closed-
end Lipper Florida Municipal Debt Funds category posted an average return of (1.84)% on a NAV basis. All returns reflect reinvestment of dividends. The
Fund’s significant overweight in pre-refunded bonds in the one- to five-year maturity range aided comparative results, as the yield curve steepened and short- and intermediate-maturity issues outperformed the rest of the market. Conversely, problems within the monoline insurance industry had a negative impact on the entire insured municipal market and accordingly, detracted from the Fund’s performance, as well as that of its peers. Exposure to uninsured hospital bonds and single-family housing bonds also hampered results as these two sectors underperformed over the annual period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	MYF
Initital Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2008 ($11.91)[1]	5.84%
Tax Equivalent Yield[2]	8.98%
Current Monthly Distribution per Common Share[3]	$0.058
Current Annualized Distribution per Common Share[3]	$0.696
Leverage as of July 31, 2008[4]	39%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution is not constant and is subject to change.
4 As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Preferred Shares and
TOBs) minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	7/31/08	10/31/07	Change	High	Low

Market Price	$11.91	$12.86	(7.39)%	$13.40	$11.86
Net Asset Value	$13.59	$14.53	(6.47)%	$14.79	$13.26

The following unaudited charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition

Sector	7/31/08	10/31/07

Transportation	24%	21%
Hospital	21	19
Lease Revenue	14	15
Water & Sewer	11	10
City, County & State	11	11
Tax Revenue	5	8
Education	5	7
Housing	4	5
Industrial & Pollution Control	4	2
Power	1	2

Credit Quality Allocations[5]

Credit Rating	7/31/08	10/31/07

AAA/Aaa	34%	80%
AA/Aa	34	2
A/A	16	7
BBB/Baa	8	9
Not Rated[6]	8	2

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2008 and October 31, 2007, the market value of these securities was
$13,599,832 representing 5% and $7,574,838 representing
2%, respectively, of the Fund's long-term investments.

ANNUAL REPORT

JULY 31, 2008

7

Fund Summary as of July 31, 2008

BlackRock MuniYield New Jersey Fund, Inc.

Investment Objective

BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal and New Jersey income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes.

Performance

For the 12 months ended July 31, 2008, the Fund returned (1.02)% based on market price and (0.81)% based on NAV. For the same period, the closed-
end Lipper New Jersey Municipal Debt Funds category posted an average return of (3.42)% on a NAV basis. All returns reflect reinvestment of dividends.
The Fund’s short duration position benefited performance during a period of rising tax-exempt bond yields. An underweight position in municipal issues subject to the alternative minimum tax (AMT) also enhanced results, as these issues significantly underperformed over the last year.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	MYJ
Initital Offering Date	May 1, 1992
Yield on Closing Market Price as of July 31, 2008 ($13.52)[1]	5.15%
Tax Equivalent Yield[2]	7.92%
Current Monthly Distribution per Common Share[3]	$0.058
Current Annualized Distribution per Common Share[3]	$0.696
Leverage as of July 31, 2008[4]	38%

[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2] Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3] The distribution is not constant and is subject to change.
4 As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Preferred Shares and TOBs) minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	7/31/08	11/30/07	Change	High	Low

Market Price	$13.52	$13.66	(1.02)%	$14.83	$12.97
Net Asset Value	$14.36	$15.18	(5.40)%	$15.54	$13.88

The following unaudited charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition

Sector	7/31/08	11/30/07

Education	20%	18%
Hospital	19	17
Transportation	18	17
City, County & State	12	13
Industrial & Pollution Control	7	7
Lease Revenue	6	6
Housing	5	6
Water & Sewer	4	7
Tax Revenue	4	4
Power	3	2
Tobacco	2	3

Credit Quality Allocations[5]

Credit Rating	7/31/08	11/31/07

AAA/Aaa	29%	60%
AA/Aa	38	12
A/A	19	12
BBB/Baa	11	14
BB/Ba	—	1
Not Rated	3[6]	1

5 Using the higher of S&P ’s or Moody’s ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2008, the market value of these securities was $11,259,091 repre-
senting 2% of the Fund's long-term investments.

8 ANNUAL REPORT

JULY 31, 2008

The Benefits and Risks of Leveraging

BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock
MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund,
Inc., BlackRock MuniYield Florida Fund and BlackRock MuniYield New
Jersey Fund, Inc. (each a “Fund” and, collectively, the “Funds”) utilize leverage to seek to enhance the yield and NAV of their Common
Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Funds issue Preferred Shares, which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. The interest earned on these investments is paid to
Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the
Funds’ Common Shares. However, in order to benefit Common Share-
holders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common
Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund’s Common Shares capital-
ization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund’s total portfo-
lio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund’s
Common Shares (that is, its price as listed on the New York Stock
Exchange or the American Stock Exchange) may, as a result, decline.
Furthermore, if long-term interest rates rise, the Common Shares’ NAV will reflect the full decline in the price of the portfolio’s investments, since the value of the fund’s Preferred Shares does not fluctuate. In addition to the decline in NAV, the market value of the fund’s Common
Shares may also decline.

In addition, the Funds may from time to time leverage their assets through the use of tender option bond (“TOB”) programs. In a typical
TOB program, the Fund transfers one or more municipal bonds to a
TOB trust, which issues short-term variable rate securities to third-party investors and a residual interest to the Fund. The cash received by the
TOB trust from the issuance of the short-term securities (less transaction expenses) is paid to the Fund, which invests the cash in additional port-
folio securities. The distribution rate on the short-term securities is reset periodically (typically every seven days) through a remarketing of the short-term securities. Any income earned on the bonds in the TOB trust, net of expenses incurred by the TOB trust, that is not paid to the holders of the short-term securities is paid to the Fund. In connection with man-
aging the Funds’ assets, the Funds’ investment advisor may at any time retrieve the bonds out of the TOB trust typically within seven days. TOB investments generally will provide a Fund with economic benefits in periods of declining short-term interest rates, but expose the Fund to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Fund, as described above. Additionally, fluctuations in the market value of municipal securities deposited into the TOB trust may adversely affect the Funds’
NAVs per share. (See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOB trusts.)

Under the Investment Company Act of 1940, the Funds are permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Each Fund also anticipates that its total economic leverage from Preferred Shares and TOBs will not exceed 50% of its total managed assets. As of July 31, 2008,
BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock
MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund,
Inc., BlackRock MuniYield Florida Fund, and BlackRock MuniYield New
Jersey Fund, Inc. had leverage from Preferred Shares and TOBs of 35%,
43%, 42%, 39% and 38% of their total managed assets, respectively.

Swap Agreements

The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable inter-
est rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.
Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligation to pay the other party to the agreement.

ANNUAL REPORT

JULY 31, 2008

9

Schedule of Investments July 31, 2008 BlackRock Muni New York Intermediate Duration Fund, Inc.

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

New York — 128.1%

Albany, New York, IDA, Civic Facility Revenue
Refunding Bonds (Albany College of Pharmacy
Project), Series A, 5.25%, 12/01/19	$ 760	$ 745,324

Cattaraugus County, New York, IDA, Civic Facility
Revenue Bonds (Saint Bonaventure University
Project), Series A:
4.90%, 5/01/16	695	685,089
5%, 5/01/23	500	463,000

Dutchess County, New York, IDA, Civic Facility
Revenue Bonds (Saint Francis Hospital):
Series A-1, 5%, 8/01/22	750	759,765
Series B, 7.25%, 3/01/19	410	431,062

Erie County, New York, IDA, Life Care Community
Revenue Bonds (Episcopal Church Home), Series A,
5.875%, 2/01/18	2,000	1,927,760

Genesee County, New York, IDA, Civic Facility Revenue
Refunding Bonds (United Memorial Medical Center
Project), 4.75%, 12/01/14	445	411,367

Long Island Power Authority, New York, Electric
System Revenue Refunding Bonds, Series D,
5%, 9/01/25 (a)	5,000	5,006,350

Metropolitan Transportation Authority, New York,
Revenue Refunding Bonds, Series A,
5%, 11/15/25 (b)	3,500	3,455,865

Metropolitan Transportation Authority, New York,
Transportation Revenue Refunding Bonds, Series F,
5%, 11/15/35	500	490,470

New York City, New York, City Housing Development
Corporation, M/F Housing Revenue Bonds, AMT:
Series B-1, 5.05%, 11/01/22	750	722,632
Series J-2, 4.75%, 11/01/27	1,000	872,600

New York City, New York, City Housing Development
Corporation, Presidential Revenue Bonds (The
Animal Medical Center), Series A, 5.50%, 12/01/33	1,615	1,629,277

New York City, New York, City IDA, Civic Facility Revenue
Bonds (PSCH Inc. Project), 6.20%, 7/01/20	1,415	1,377,446

New York City, New York, City IDA, PILOT Revenue Bonds:
(Queens Baseball Stadium Project),
5%, 1/01/31 (c)	2,000	1,929,380
(Yankee Stadium Project), 5%, 3/01/31 (b)	1,000	965,830

	Par
Municipal Bonds	(000)	Value

New York (continued)

New York City, New York, City IDA, Special Facility
Revenue Bonds AMT:
(1990 American Airlines Inc. Project),
5.40%, 7/01/20	$ 1,500	$ 675,525
(British Airways Plc Project),
7.625%, 12/01/32	1,000	820,820
(Continental Airlines Inc. Project),
8.375%, 11/01/16	1,000	928,350
New York City, New York City IDA, Special
Facility Revenue Refunding Bonds,
(Terminal One Group Association Project),
5.50%, 1/01/24	1,000	981,620

New York City, New York, City Transitional Finance
Authority, Building Aid Revenue Bonds, Series S-1,
5%, 7/15/24 (b)	1,000	1,017,220

New York City, New York, City Transitional Finance
Authority, Building Aid Revenue Refunding Bonds,
Series S-1, 5%, 1/15/34	1,000	999,690

New York City, New York, GO:
Series D1, 5.125%, 12/01/23	1,500	1,555,665
Series J, 5.50%, 6/01/13 (d)	2,710	3,025,119
Series J, 5.25%, 5/15/18 (a)	1,500	1,603,140
Series J, 5.50%, 6/01/21	290	303,427
Sub-Series F-1, 5%, 9/01/22 (e)	1,000	1,021,480
Sub-Series F-1, 5%, 9/01/26	1,775	1,801,359

New York City, New York, IDA, Civic Facility Revenue
Bonds (Lycee Francais de New York Project),
Series A, 5.50%, 6/01/15 (f)	500	500,530

New York City, New York, IDA, Civic Facility Revenue
Refunding Bonds (Polytechnic University),
4.70%, 11/01/22 (f)	1,000	880,580

New York City, New York, Trust for Cultural Resources
Revenue Bonds (Museum of American Folk Art),
6.125%, 7/01/30 (f)	500	467,720

New York State Dormitory Authority, Non-State
Supported Debt, Lease Revenue Bonds (Municipal
Health Facilities Improvement Program),
Sub-Series 2-4, 5%, 1/15/27	600	598,554

New York State Dormitory Authority, Non-State
Supported Debt Revenue Bonds (New York University
Hospitals Center), Series B, 5.25%, 7/01/24	500	483,230

New York State Dormitory Authority, Non-State
Supported Debt Revenue Bonds (Saint Johns
University), Series A, 5%, 7/01/27 (a)	850	841,763

Portfolio Abbreviations

To simplify the listings of portfolio holdings in each	AMT	Alternative Minimum Tax (subject to)	IDA	Industrial Development Authority
Fund’s Schedule of Investments, the names of many	CABS	Capital Appreciation Bonds	IDR	Industrial Development Revenue Bonds
of the securities have been abbreviated according to	COP	Certificates of Participation	M/F	Multi Family
the list on the right.	DRIVERS	Derivative Inverse Tax-Exempt Receipts	PCR	Pollution Control Revenue Bonds
	EDA	Economic Development Authority	PILOT	Payment in lieu of taxes
	EDR	Economic Development Revenue Bonds	S/F	Single-Family
	GO	General Obligation Bonds	VRDN	Variable Rate Demand Notes
	HFA	Housing Finance Agency

See Notes to Financial Statements.

10 ANNUAL REPORT

JULY 31, 2008

Schedule of Investments (continued) BlackRock Muni New York Intermediate Duration Fund, Inc.

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

New York (continued)

New York State Dormitory Authority, Non-State
Supported Debt, Revenue Refunding Bonds:
(Mount Sinai-NYU Medical Center Health System),
Series A, 6.50%, 7/01/10 (d)	$ 330	$ 358,340
(Mount Sinai-NYU Medical Center Health System),
Series A, 6.625%, 7/01/10 (d)	660	718,219
(Mount Sinai-NYU Medical Center Health System),
Series A, 6.625%, 7/01/18	340	351,730
(New York University Hospital Center), Series A,
5%, 7/01/16	1,130	1,102,564

New York State Dormitory Authority, Revenue
Refunding Bonds:
(Lenox Hill Hospital Obligation Group),
5.75%, 7/01/17	1,305	1,314,683
(State University Educational Facilities),
Series A, 5.50%, 5/15/13	1,000	1,077,880

New York State Dormitory Authority, State Personal
Income Tax Revenue Bonds (Education), Series F,
5%, 3/15/30	1,790	1,814,058

New York State Dormitory Authority Revenue Bonds:
(North Shore — Long Island Jewish Health
System), 5%, 5/01/13	1,500	1,594,230
(Winthrop S. Nassau University), 5.50%, 7/01/11	1,735	1,810,282

New York State Dormitory Authority, Supported Debt
Revenue Refunding Bonds (Department of Health),
Series A, 5%, 7/01/25 (g)	1,500	1,517,415

New York State Energy Research and Development
Authority, Gas Facilities Revenue Refunding Bonds
(Brooklyn Union Gas Company/Keyspan), AMT,
Series A, 4.70%, 2/01/24 (b)	2,000	1,834,160

New York State, HFA, M/F Housing Revenue Bonds
(Kensico Terrace Apartments), AMT, Series A,
4.75%, 8/15/26	1,185	1,043,298

New York State Mortgage Agency Homeowner
Mortgage Revenue Bonds, AMT:
Series 130, 4.75%, 10/01/30	2,500	2,114,025
Series 143, 4.85%, 10/01/27	500	442,060

New York State Municipal Bond Bank Agency,
Special School Purpose Revenue Bonds, Series C,
5.25%, 12/01/18	2,000	2,115,080

New York State Mortgage Agency, Homeowner
Mortgage Revenue Refunding Bonds, AMT:
Series 133, 4.95%, 10/01/21	1,000	949,770
Series 137, 4.70%, 10/01/31	1,000	828,760
Series 140, 4.65%, 10/01/26	500	431,570

New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Revenue Bonds,
Series A, 5%, 4/01/22 (c)	1,000	1,035,990

New York State Urban Development Corporation
Revenue Bonds, Subordinate Lien, Corporation
Purpose, Series A, 5.125%, 7/01/19	2,000	2,090,620

Saratoga County, New York, IDA, Civic Facility
Revenue Bonds (The Saratoga Hospital Project)
Series B, 5%, 12/01/22	500	476,825

	Par
Municipal Bonds	(000)	Value

New York (concluded)

Saratoga County, New York, IDA, Civic Facility
Revenue Refunding Bonds (The Saratoga Hospital
Project), Series A (h):
4.375%, 12/01/13	$ 365	$ 362,616
4.50%, 12/01/14	380	377,192
4.50%, 12/01/15	395	387,795

Schenectady, New York, IDA, Civic Facility Revenue
Refunding Bonds (Union College Project),
5%, 7/01/26	1,000	1,020,930

Suffolk County, New York, IDA, Continuing Care and
Retirement, Revenue Refunding Bonds (Jeffersons
Ferry Project), 4.625%, 11/01/16	800	768,624

Tobacco Settlement Financing Corporation of New
York Revenue Bonds, Series C-1, 5.50%, 6/01/22	1,000	1,034,160

Tompkins County, New York, IDA, Care Community
Revenue Refunding Bonds (Kendal at Ithaca),
Series A-2:
5.75%, 7/01/18	250	250,100
6%, 7/01/24	1,000	1,000,310

Triborough Bridge and Tunnel Authority, New York,
Revenue Bonds, Series A, 5%, 11/15/31	1,000	1,010,750

Westchester County, New York, IDA, Civic Facility
Revenue Bonds (Special Needs Facilities Pooled
Program), Series D-1, 6.80%, 7/01/19	515	503,927

Yonkers, New York, IDA, Revenue Bonds (Sacred
Heart Associates, LP Project), AMT, Series A,
4.80%, 10/01/26	750	692,872

		72,809,844

Guam — 3.4%

A.B. Won Guam International Airport Authority,
General Revenue Refunding Bonds, AMT, Series C,
5.25%, 10/01/22 (a)	1,000	962,220

Guam Government Waterworks Authority, Water and
Wastewater System, Revenue Refunding Bonds,
6%, 7/01/25	1,000	984,710

		1,946,930

Puerto Rico — 12.3%

Children’s Trust Fund Project of Puerto Rico,
Tobacco Settlement Revenue Refunding Bonds,
5.375%, 5/15/33	950	873,810

Puerto Rico Commonwealth Aqueduct and Sewer
Authority, Senior Lien Revenue Bonds, Series A,
5%, 7/01/25 (i)	500	503,870

Puerto Rico Commonwealth Highway and
Transportation Authority, Subordinate
Transportation Revenue Bonds, 5.75%, 7/01/21 (b)	2,000	2,055,800

Puerto Rico Commonwealth, Public Improvement,
GO, Series A:
5.25%, 7/01/16 (d)	615	690,645
5.25%, 7/01/30	385	378,586

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

11

Schedule of Investments (concluded) BlackRock Muni New York Intermediate Duration Fund, Inc.

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Puerto Rico (concluded)

Puerto Rico Electric Power Authority, Power Revenue
Bonds, Series WW, 5.50%, 7/01/38	$ 1,000	$ 1,019,090

Puerto Rico Industrial, Tourist, Educational, Medical
and Environmental Control Facilities Revenue Bonds
(University Plaza Project), Series A, 5%, 7/01/33 (a)	500	484,740

Puerto Rico Municipal Finance Agency, GO, Series A,
5.25%, 8/01/25	1,000	990,030

		6,996,571

U.S. Virgin Islands — 3.3%

Virgin Islands Government Refinery Facilities, Revenue
Refunding Bonds (Hovensa Coker Project), AMT,
6.50%, 7/01/21	500	504,535

Virgin Islands Public Finance Authority, Refinery
Facilities Revenue Bonds (Hovensa Refinery),
AMT, 4.70%, 7/01/22	500	414,580

Virgin Islands Public Finance Authority, Senior Lien
Revenue Bonds (Matching Fund Loan Note),
Series A, 5.25%, 10/01/24	1,000	966,100

		1,885,215

Total Municipal Bonds — 147.1%		83,638,560

Municipal Bonds Transferred to
Tender Option Bond Trusts (j)

New York — 3.4%

Erie County, New York, IDA, School Facility Revenue
Bonds (City of Buffalo Project), 5.75%, 5/01/24 (k)	1,839	1,910,254

Total Municipal Bonds Transferred to Tender Option
Bond Trusts — 3.4%		1,910,254

Total Long-Term Investments (Cost — $87,788,652) — 150.5%		85,548,814

Short-Term Securities	Shares

CMA New York Municipal Money Fund, 1.61% (l)(m)	1,519,359	1,519,359

Total Short-Term Securities
(Cost — $1,519,359) — 2.7%		1,519,359

Total Investments (Cost — $89,308,011*) — 153.2%		87,068,173
Other Assets Less Liabilities — 1.4%		780,311
Liability for Trust Certificates, Including
Interest Expense and Fees Payable — (2.4)%		(1,379,353)
Preferred Shares, at Redemption Value — (52.2)%		(29,639,136)

Net Assets Applicable to Common Shares — 100.0%		$ 56,829,995

* The cost and unrealized appreciation (depreciation) of investments as of July 31, 2008, as computed for federal income tax purposes, were as follows:

(a) MBIA Insured.
(b) FGIC Insured.
(c) AMBAC Insured.
(d) U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e) XL Capital Insured.
(f) ACA Insured.
(g) CIFG Insured.
(h) Radian Insured.
(i) Assured Guaranty Insured.
(j) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the
Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(k) FSA Insured.
(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

CMA New York Municipal Money Fund	(796,536)	$18,503

(m) Represents the current yield as of report date.
•Effective June 1,2008,the Fund adopted Financial Accounting Standards
Board Statement of Financial Accounting Standards No. 157, “Fair Value
Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, estab-
lishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical securities
•Level 2 — other observable inputs (including,but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs
•Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the
Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to
Financial Statements.

The following table summarizes the inputs used as of July 31, 2008 in deter-
mining the fair valuation of the Fund’s investments:

Aggregate cost	$ 87,851,715

Gross unrealized appreciation	$ 876,244
Gross unrealized depreciation	(3,038,887)

Net unrealized depreciation	$ (2,162,643)

Valuation	Investments in
Inputs	Securities

Level 1	$ 1,519,359
Level 2	85,548,814
Level 3	—

Total	$87,068,173

See Notes to Financial Statements.

12 ANNUAL REPORT

JULY 31, 2008

Schedule of Investments July 31, 2008 BlackRock MuniYield Arizona Fund, Inc.

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Arizona — 129.4%

Arizona Educational Loan Marketing Corporation,
Educational Loan Revenue Refunding Bonds, AMT,
Junior Sub-Series, 6.30%, 12/01/08	$ 1,000	$ 1,005,600

Arizona Health Facilities Authority Revenue Bonds,
Series A:
(Banner Health System), 5%, 1/01/25	1,000	997,740
(Catholic Healthcare West), 6.625%, 7/01/20	1,435	1,561,294

Arizona Student Loan Acquisition Authority, Student
Loan Revenue Refunding Bonds, AMT:
Junior Subordinated Series B-1, 6.15%, 5/01/29	3,285	3,154,618
Senior-Series A-1, 5.90%, 5/01/24	1,000	1,014,450

Arizona Tourism and Sports Authority, Tax Revenue
Bonds (Baseball Training Facilities Project),
5%, 7/01/16	1,000	996,730

Downtown Phoenix Hotel Corporation, Arizona,
Revenue Bonds (a):
Senior Series A, 5%, 7/01/36	1,500	1,250,310
Sub-Series B, 5%, 7/01/36	1,500	1,385,520

Gila County, Arizona, Unified School District
Number 10 (Payson), GO (School Improvement
Project of 2006), Series A, 1%, 7/01/27 (b)(c)	1,000	979,220

Gilbert, Arizona, Water Resource Municipal Property
Corporation, Water System Development Fee and
Utility Revenue Bonds, Subordinated Lien,
5%, 10/01/29 (d)	1,000	984,530

Gladden Farms Community Facilities District, Arizona,
GO, 5.50%, 7/15/31	750	640,567

Greater Arizona Development Authority, Infrastructure
Revenue Bonds, Series B, 5%, 8/01/30 (d)	2,000	1,965,940

Maricopa County and Phoenix, Arizona, IDA,
S/F Mortgage Revenue Refunding Bonds, AMT,
Series A-1, 5.75%, 5/01/40 (e)(f)	1,490	1,474,668

Maricopa County, Arizona, IDA, Education Revenue
Bonds (Arizona Charter Schools Project 1),
Series A, 6.625%, 7/01/20	900	803,124

Maricopa County, Arizona, IDA, Health Facilities
Revenue Refunding Bonds (Catholic Healthcare
West Project), Series A, 5.50%, 7/01/26	2,000	1,966,360

Maricopa County, Arizona, IDA, Hospital Facility
Revenue Refunding Bonds (Samaritan Health
Services), Series A, 7%, 12/01/16 (d)(g)	2,400	2,883,672

Maricopa County, Arizona, IDA, S/F Mortgage Revenue
Bonds, AMT, Series 3-B, 5.25%, 8/01/38 (e)(f)	1,879	1,766,079

Maricopa County, Arizona, Peoria Unified School
District Number 11, GO, Second Series,
5%, 7/01/25 (a)	1,000	1,006,930

Maricopa County, Arizona, Tempe Elementary
Unified School District Number 3, GO, Refunding,
7.50%, 7/01/10 (a)	500	544,675

Maricopa County, Arizona, Unified School District
Number 090, School Improvement, GO (Saddle
Mountain), Series A, 5%, 7/01/14	1,000	1,030,770

	Par
Municipal Bonds	(000)	Value

Arizona (continued)

Mesa, Arizona, IDA Revenue Bonds (Discovery Health
Systems), Series A, 5.625%, 1/01/10 (d)(h)	$ 1,000	$ 1,055,600

Phoenix and Pima County, Arizona, IDA, S/F Mortgage
Revenue Bonds, AMT, Series 1A, 5.65%, 7/01/39 (f)	971	940,418

Phoenix and Pima County, Arizona, IDA, S/F Mortgage
Revenue Refunding Bonds, AMT, Series 2007-1,
5.25%, 8/01/38 (e)(f)	1,931	1,901,854

Phoenix, Arizona, Civic Improvement Corporation,
Excise Tax Revenue Bonds (Civic Plaza Expansion
Project), Sub-Series A, 5%, 7/01/35 (a)	3,325	3,262,157

Phoenix, Arizona, Civic Improvement Corporation,
Senior Lien Airport Revenue Bonds, AMT, Series A,
5%, 7/01/33	1,000	985,940

Phoenix, Arizona, Civic Improvement Corporation,
Senior Lien Airport Revenue Bonds, AMT, Series B,
5.25%, 7/01/32 (a)	600	555,378

Phoenix, Arizona, Civic Improvement Corporation,
Water System Revenue Refunding Bonds, Junior
Lien, 5.50%, 7/01/20 (a)	2,500	2,641,100

Phoenix, Arizona, IDA, S/F Mortgage Revenue Bonds,
AMT, Series 2007-2, 5.50%, 8/01/38 (e)(f)	1,909	1,897,265

Pima County, Arizona, IDA, Education Revenue Bonds:
(American Charter Schools Foundation),
Series A, 5.625%, 7/01/38	500	439,920
(Arizona Charter Schools Project), Series C,
6.70%, 7/01/21	735	745,047
(Arizona Charter Schools Project), Series C,
6.75%, 7/01/31	985	989,817

Pima County, Arizona, IDA, Education Revenue
Refunding Bonds:
(Arizona Charter Schools Project), Series O,
5%, 7/01/26	1,000	840,670
(Arizona Charter Schools Project II), Series A,
6.75%, 7/01/21	575	583,585

Pima County, Arizona, Unified School District Number 1
(Tucson), GO, Refunding, 7.50%, 7/01/09 (a)	3,050	3,196,857

Pima County, Arizona, Unified School District Number 1
(Tucson), GO, Series C, 5%, 7/01/27 (a)	1,000	981,960

Pinal County, Arizona, COP:
5%, 12/01/26	1,250	1,213,400
5%, 12/01/29	1,250	1,197,713

Pinal County, Arizona, IDA, Wastewater Revenue
Bonds (San Manuel Facilities Project), AMT,
6.25%, 6/01/26	500	483,790

Queen Creek Improvement District Number 001,
Arizona, Special Assessment Bonds, 5%, 1/01/32	2,000	1,775,300

Salt River Project, Arizona, Agriculture Improvement
and Power District, Electric System Revenue Bonds,
Series A, 5%, 1/01/24	1,000	1,042,680

Salt River Project, Arizona, Agriculture Improvement
and Power District, Electric System Revenue
Refunding Bonds, Series A, 5%, 1/01/35	1,500	1,517,535

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

13

Schedule of Investments (continued) BlackRock MuniYield Arizona Fund, Inc.

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Arizona (concluded)

Salt Verde Financial Corporation, Arizona, Senior Gas
Revenue Bonds, 5%, 12/01/37	$ 2,750	$ 2,287,010

Scottsdale, Arizona, IDA, Hospital Revenue Bonds
(Scottsdale Healthcare), 5.80%, 12/01/11 (h)	2,250	2,478,735

Scottsdale, Arizona, IDA, Hospital Revenue
Refunding Bonds (Scottsdale Healthcare),
Series A, 5.25%, 9/01/30	1,000	958,350

Surprise Municipal Property Corporation, Arizona,
Wastewater Development Impact Fee Revenue
Bonds, 4.90%, 4/01/32	1,500	1,294,785

Tucson and Pima County, Arizona, IDA, S/F Mortgage
Revenue Refunding Bonds, AMT, Series B,
5.35%, 6/01/47 (e)(f)	1,000	923,720

Tucson, Arizona, IDA, Joint S/F Mortgage
Revenue Refunding Bonds, AMT, Series A-1,
5.10%, 7/01/38 (e)(f)	995	973,777

Tucson, Arizona, IDA, Senior Living Facilities
Revenue Bonds (Christian Care Tucson Inc.
Project), Series A, 6.125%, 7/01/10 (h)(i)	1,000	1,080,670

University of Arizona, COP, Refunding, Series A,
5.125%, 6/01/29 (b)	1,105	1,114,061

University of Arizona, COP, Series B, 5%, 6/01/28 (b)	2,000	2,008,380

Vistancia Community Facilities District, Arizona, GO:
6.75%, 7/15/22	1,275	1,312,243
5.75%, 7/15/24	750	728,648

Yavapai County, Arizona, IDA, Hospital Facility
Revenue Bonds (Yavapai Regional Medical
Center), Series A, 6%, 8/01/33	2,000	1,987,200

Yavapai County, Arizona, IDA, Solid Waste Disposal
Revenue Bonds (Waste Management Inc. Project),
AMT, Series A-1, 4.90%, 3/01/28	1,000	784,520

Yuma County, Arizona, Library District, GO,
5%, 7/01/26 (j)	1,775	1,744,009

		75,336,891

Guam — 1.7%

Guam Government Waterworks Authority, Water and
Wastewater System, Revenue Refunding Bonds,
5.875%, 7/01/35	1,000	952,510

Puerto Rico — 23.0%

Puerto Rico Commonwealth Aqueduct and Sewer
Authority, Senior Lien Revenue Bonds, Series A,
6%, 7/01/44 (i)	2,280	2,380,297

Puerto Rico Commonwealth Highway and
Transportation Authority, Highway Revenue
Refunding Bonds, Series CC, 5.50%, 7/01/31	1,000	1,011,690

	Par
Municipal Bonds	(000)	Value

Puerto Rico (concluded)

Puerto Rico Commonwealth Highway and
Transportation Authority, Transportation Revenue
Bonds, Series G, 5%, 7/01/33	$ 560	$ 530,958

Puerto Rico Commonwealth, Public Improvement, GO:
5.75%, 7/01/10 (d)(h)	1,000	1,061,400
Series A, 5.125%, 7/01/31	2,000	1,935,740

Puerto Rico Electric Power Authority, Power Revenue
Bonds:
Series TT, 5%, 7/01/37	1,000	962,980
Series WW, 5.375%, 7/01/24	1,000	1,017,260

Puerto Rico Industrial, Tourist, Educational, Medical
and Environmental Control Facilities Revenue
Bonds (Cogeneration Facility-AES Puerto Rico
Project), AMT, 6.625%, 6/01/26	1,500	1,523,940

Puerto Rico Public Buildings Authority, Government
Facilities Revenue Bonds, Series I (k):
5.25%, 7/01/14 (h)	35	37,916
5.25%, 7/01/33	1,965	1,930,082

Puerto Rico Public Buildings Authority, Government
Facilities Revenue Refunding Bonds, Series N,
5.50%, 7/01/27 (k)	1,000	1,010,480

		13,402,743

Total Municipal Bonds — 154.1%		89,692,144

Municipal Bonds Transferred to
Tender Option Bond Trusts (l)

Arizona — 16.2%

Arizona State University Revenue Bonds,
5.50%, 7/01/12 (a)(h)	8,670	9,495,297

Total Municipal Bonds Transferred to Tender Option
Bond Trusts — 16.2%		9,495,297

Total Long-Term Investments
(Cost — $101,148,843) — 170.3%		99,187,441

Short-Term Securities	Shares

CMA Arizona Municipal Money Fund, 1.61% (m)(n)	3,173,346	3,173,346

Total Short-Term Securities
(Cost — $3,173,346) — 5.5%		3,173,346

Total Investments (Cost — $104,322,189*) — 175.8%		102,360,787
Other Assets Less Liabilities — 0.9%		512,492
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (7.5)%		(4,344,310)
Preferred Shares, at Redemption Value — (69.2)%		(40,311,089)

Net Assets Applicable to Common Shares — 100.0%		$ 58,217,880

See Notes to Financial Statements.

14 ANNUAL REPORT

JULY 31, 2008

Schedule of Investments (concluded) BlackRock MuniYield Arizona Fund, Inc.

* The cost and unrealized appreciation (depreciation) of investments as of
July 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 100,208,644

Gross unrealized appreciation	$ 1,745,998
Gross unrealized depreciation	(3,928,855)

Net unrealized depreciation	$ (2,182,857)

(a) FGIC Insured.
(b) AMBAC Insured.
(c) Represents a step bond.
(d) MBIA Insured.
(e) FHLMC Collateralized.
(f) FNMA/GNMA Collateralized.
(g) Security is collateralized by Municipal or U.S. Treasury Obligations.
(h) U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(i) Radian Insured.
(j) XL Capital Insured.
(k) Commonwealth Guaranteed.
(l) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the
Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

(n) Represents the current yield as of report date.

	Net
Affiliate	Activity	Income

CMA Arizona Municipal Money Fund	2,522,068	$23,820

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

15

Schedule of Investments July 31, 2008 BlackRock MuniYield California Fund, Inc.

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

California — 115.3%

ABAG Finance Authority for Nonprofit Corporations,
California, Revenue Refunding Bonds (Redwood
Senior Homes and Services), 6%, 11/15/22	$ 1,730	$ 1,766,088

Arcata, California, Joint Powers Financing Authority,
Tax Allocation Revenue Refunding Bonds
(Community Development Project Loan), Series A,
6%, 8/01/23 (a)	2,630	2,635,760

California HFA, Home Mortgage Revenue Bonds,
VRDN, AMT, Series P, 7%, 2/01/27 (b)(c)	10,000	10,000,000

California Health Facilities Financing Authority
Revenue Bonds:
(Kaiser Permanente), Series A,
5.50%, 6/01/22 (d)(e)	10,000	10,219,600
(Sutter Health), Series A, 5.25%, 11/15/46	10,000	9,668,100

California Infrastructure and Economic Development
Bank Revenue Bonds (J. David Gladstone Institute
Project), 5.50%, 10/01/22	4,990	5,097,485

California Pollution Control Financing Authority, Solid
Waste Disposal Revenue Bonds, AMT:
(Republic Services Inc. Project), Series B,
5.25%, 6/01/23	2,700	2,489,427
(Waste Management Inc. Project), Series A-2,
5.40%, 4/01/25	3,000	2,608,980

California Pollution Control Financing Authority, Solid
Waste Disposal Revenue Refunding Bonds, AMT:
(Republic Services Inc. Project), Series C,
5.25%, 6/01/23	2,000	1,844,020
(Waste Management Inc. Project), Series B,
5%, 7/01/27	4,500	3,650,940

California Rural Home Mortgage Finance Authority,
S/F Mortgage Revenue Bonds (Mortgage-Backed
Securities Program), AMT:
Series A, 5.40%, 12/01/36 (f)(g)	1,855	1,812,094
Series B, 6.15%, 6/01/20 (g)	30	30,814
Sub-Series FH-1, 5.50%, 8/01/47	415	379,364

California State Department of Water Resources,
Water System Revenue Refunding Bonds (Central
Valley Project), Series AE, 5%, 12/01/28	6,000	6,159,060

California State Enterprise Authority, Sewer Facility
Revenue Bonds (Anheuser-Busch Project), AMT,
5.30%, 9/01/47	2,500	2,205,325

California State, GO:
5.125%, 4/01/25	5,000	5,049,800
5.50%, 4/01/30	5	5,107

California State, GO, Refunding, 5.75%, 5/01/30	450	469,571

	Par
Municipal Bonds	(000)	Value

California (continued)

California State, GO, Refunding (Veterans), AMT,
Series BJ, 5.70%, 12/01/32	$ 2,785	$ 2,784,749

California State Public Works Board, Lease Revenue
Bonds:
(California State University), Series C,
5.40%, 10/01/22 (c)	2,000	2,043,040
(Department of Corrections), Series C,
5.50%, 6/01/23	5,000	5,184,050
(Department of Health Services), Series A,
5.75%, 11/01/09 (c)(h)	4,000	4,233,520

California State, Various Purpose, GO,
5.50%, 11/01/33	6,850	6,964,737

California Statewide Communities Development
Authority, COP (John Muir/Mount Diablo Health
System), 5.125%, 8/15/22 (c)	5,250	5,372,115

California Statewide Communities Development
Authority, Health Facility Revenue Bonds (Memorial
Health Services), Series A:
6%, 10/01/23	3,270	3,372,809
5.50%, 10/01/33	3,000	2,955,540

California Statewide Communities Development
Authority Revenue Bonds:
(Catholic Healthcare West), Series D,
5.50%, 7/01/31	5,000	4,866,450
(Daughters of Charity National Health System),
Series A, 5.25%, 7/01/30	3,665	3,378,140

California Statewide Communities Development
Authority, Revenue Refunding Bonds:
(Kaiser Hospital Asset Management, Inc.),
Series C, 5.25%, 8/01/31	6,975	6,749,010
(Kaiser Permanente), Series A, 5%, 4/01/31	3,500	3,274,565

California Statewide Communities Development
Authority, Water Revenue Bonds (Pooled Financing
Program), Series C, 5.25%, 10/01/28 (e)	2,380	2,426,148

Chino Basin, California, Desalter Authority, Revenue
Refunding Bonds, Series A, 5%, 6/01/35 (i)	5,280	5,165,160

Chino Basin, California, Regional Financing Authority,
Revenue Refunding Bonds (Inland Empire Utility
Agency), Series A, 5%, 11/01/33 (a)	2,015	1,953,039

Chula Vista, California, IDR (San Diego Gas and
Electric Company), AMT, Series D, 5%, 12/01/27 (a)	1,500	1,363,110

Cucamonga, California, County Water District, COP,
5.125%, 9/01/35 (j)	3,750	3,656,025

El Monte, California, Unified School District, GO
(Election of 2002), Series C, 5.25%, 6/01/32 (e)	10,120	10,416,921

See Notes to Financial Statements.

16 ANNUAL REPORT

JULY 31, 2008

Schedule of Investments (continued) BlackRock MuniYield California Fund, Inc.

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

California (continued)

Etiwanda School District, California, Public Financing
Authority, Local Agency Revenue Refunding Bonds,
5%, 9/15/32 (i)	$ 2,200	$ 2,113,496

Fontana Unified School District, California, GO,
Series A, 5.25%, 8/01/28 (e)	7,000	7,191,870

La Quinta, California, Financing Authority,
Local Agency Revenue Bonds, Series A,
5.125%, 9/01/34 (a)	6,020	5,938,730

Long Beach, California, Harbor Revenue Bonds, AMT,
Series A, 5.25%, 5/15/23 (j)	5,195	5,133,595

Los Angeles, California, COP (Sonnenblick Del Rio
West Los Angeles), 6.20%, 11/01/31 (a)	2,000	2,120,800

Los Angeles, California, Wastewater System Revenue
Refunding Bonds, Sub-Series A, 5%, 6/01/27 (c)	4,500	4,488,795

Los Angeles County, California, Metropolitan
Transportation Authority, Sales Tax Revenue
Refunding Bonds, Proposition A, First Tier
Senior-Series A, 5%, 7/01/27 (a)	3,780	3,826,116

Los Angeles County, California, Public Works
Financing Authority, Lease Revenue Bonds
(Multiple Capital Facilities Project VI), Series A,
5.625%, 5/01/10 (a)(h)	5,000	5,300,200

Los Angeles County, California, Sanitation Districts
Financing Authority, Revenue Refunding Bonds
(Capital Projects - District Number 14),
Sub-Series B, 5%, 10/01/30 (j)	2,550	2,447,541

Marin, California, Community College District, GO
(Election of 2004), Series A, 5%, 8/01/28 (c)	5,885	5,895,358

Metropolitan Water District of Southern California,
Waterworks Revenue Bonds, Series A:
5%, 7/01/30 (e)	1,000	1,015,730
5%, 7/01/32	1,240	1,260,472

Metropolitan Water District of Southern California,
Waterworks Revenue Refunding Bonds, Series B,
5%, 7/01/35	2,625	2,655,686

Morgan Hill, California, Unified School District, GO,
5%, 8/01/26 (d)(j)(k)	7,570	3,047,076

Mount Diablo, California, Unified School District, GO
(Election of 2002), 5%, 6/01/28 (c)	2,000	2,002,160

Murrieta Valley, California, Unified School District,
Public Financing Authority, Special Tax Revenue
Bonds, Series A, 5.125%, 9/01/26 (i)	6,675	6,631,946

Oakland, California, Alameda County Unified School
District, GO (Election of 2000), 5%, 8/01/27 (c)	6,240	6,061,162

	Par
Municipal Bonds	(000)	Value

California (continued)

Orange County, California, Sanitation District, COP,
5%, 2/01/33 (j)	$ 5,250	$ 5,162,587

Oxnard, California, Financing Authority, Wastewater
Revenue Bonds (Redwood Trunk Sewer and
Headworks Projects), Series A, 5.25%, 6/01/34 (j)	3,000	3,010,230

Palm Springs, California, Financing Authority, Lease
Revenue Refunding Bonds (Convention Center
Project), Series A, 5.50%, 11/01/35 (c)	1,000	1,023,200

Pleasant Valley, California, School District, Ventura
County, GO, Series C, 5.75%, 8/01/25 (c)(d)	1,750	1,808,362

Port of Oakland, California, Revenue Refunding Bonds,
AMT, Series L, 5.375%, 11/01/27 (c)(j)	11,615	11,130,306

Rancho Cucamonga, California, Redevelopment
Agency, Tax Allocation Refunding Bonds (Rancho
Redevelopment Project), 5.25%, 9/01/20 (e)	4,315	4,471,635

Sacramento, California, Municipal Utility District,
Electric Revenue Refunding Bonds, Series L,
5.125%, 7/01/22 (c)	5,000	5,011,550

Sacramento, California, Municipal Utility District
Financing Authority Revenue Bonds (Consumers
Project), 5.125%, 7/01/29 (c)	18,500	17,305,270

Sacramento County, California, Sanitation District
Financing Authority, Revenue Refunding Bonds:
(County Sanitation District Number 1),
5%, 8/01/35 (c)	5,375	5,327,807
Series A, 5.60%, 12/01/17	3,455	3,464,156

San Bernardino, California, City Unified
School District, GO, Refunding, Series A,
5.875%, 8/01/09 (h)(j)	8,000	8,416,080

San Bernardino, California, Joint Powers
Financing Authority, Lease Revenue Bonds
(Department of Transportation Lease), Series A,
5.50%, 12/01/20 (c)	3,000	3,006,930

San Jose, California, Airport Revenue Bonds,
Series D, 5%, 3/01/28 (c)	4,615	4,507,794

San Jose, California, Unified School District, Santa
Clara County, GO (Election of 2002), Series B,
5%, 8/01/29 (j)	1,855	1,840,698

San Jose-Evergreen, California, Community College
District, Capital Appreciation, GO (Election of
2004), Refunding, Series A, 5.12%, 9/01/23 (c)(k)	10,005	4,492,145

San Juan, California, Unified School District, GO
(Election of 2002), 5%, 8/01/28 (c)	5,000	4,956,350

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

17

Schedule of Investments (continued) BlackRock MuniYield California Fund, Inc.

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

California (concluded)

Santa Clara, California, Unified School District, GO,
5.50%, 7/01/21 (j)	$ 2,020	$ 2,126,212

Santa Clarita, California, Community College
District, GO (Election 2001), 5%, 8/01/28 (e)	2,170	2,203,288

Santa Clara County, California, Housing Authority,
M/F Housing Revenue Bonds (John Burns
Gardens Apartments Project), AMT, Series A,
6%, 8/01/41	3,500	3,494,995

Santa Monica, California, Redevelopment Agency,
Tax Allocation Bonds (Earthquake Recovery
Redevelopment Project), 6%, 7/01/09 (a)(h)	4,000	4,201,160

Sequoia, California, Union High School District,
GO, Refunding, 5%, 7/01/28 (e)	2,500	2,550,650

Shasta-Tehama-Trinity Joint Community College
District, California, GO (Election of 2002),
Series B, 5.25%, 8/01/24 (e)	1,675	1,756,321

South Bayside, California, Waste Management
Authority, Waste System Revenue Bonds,
5.75%, 3/01/20 (a)	2,265	2,347,627

Southern California HFA, S/F Mortgage Revenue
Bonds, AMT, Series A, 5.80%, 12/01/49 (f)(g)	2,980	2,953,567

Stockton, California, Public Financing Authority,
Water Revenue Bonds (Water System
Capital Improvement Projects), Series A,
5%, 10/01/31 (c)	1,600	1,574,016

Taft, California, Public Financing Authority, Lease
Revenue Bonds (Community Correctional Facility),
Series A, 6.05%, 1/01/17 (c)	3,235	3,480,051

Torrance, California, Hospital Revenue Refunding
Bonds (Torrance Memorial Medical Center),
Series A, 6%, 6/01/22	1,310	1,359,872

University of California Revenue Bonds, Series L,
5%, 5/15/36	8,500	8,565,535

Vacaville, California, Unified School District, GO
(Election of 2001), 5%, 8/01/30 (c)	4,745	4,627,561

Ventura, California, Unified School District, GO
(Election of 1997), Series H, 5.125%, 8/01/34 (e)	1,000	1,004,350

		336,561,701

U.S. Virgin Islands — 1.0%

Virgin Islands Government Refinery Facilities,
Revenue Refunding Bonds (Hovensa Coker Project),
AMT, 6.50%, 7/01/21	3,000	3,027,210

Total Municipal Bonds — 116.3%		339,588,911

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (l)	(000)	Value

California — 48.8%

Anaheim, California, Public Financing Authority,
Electric System Distribution Facilities Revenue Bonds,
Series A, 5%, 10/01/31 (e)	$ 9,000	$ 9,022,860

California State University, Systemwide Revenue
Bonds, Series A, 5%, 11/01/39 (e)	4,843	4,858,210

Contra Costa County, California, Community College
District, GO (Election of 2002), 5%, 8/01/30 (e)	10,210	10,331,295

Fremont, California, Unified School District,
Alameda County, GO (Election of 2002), Series B,
5%, 8/01/30 (e)	4,003	4,045,411

Grant Joint Union High School District, California, GO
(Election of 2006), 5%, 8/01/29 (e)	9,390	9,491,788

Los Angeles, California, Community College District,
GO (Election of 2003), Series E, 5%, 8/01/31 (e)	9,998	10,129,858

Metropolitan Water District of Southern California,
Waterworks Revenue Bonds, Series A, 5%, 7/01/37	20,000	20,228,800

Palomar Pomerado Health Care District, California,
GO (Election of 2004), Series A, 5.125%, 8/01/37 (c)	18,493	18,645,876

Peralta, California, Community College District, GO
(Election of 2000), Series D, 5%, 8/01/30 (e)	1,995	2,016,127

San Diego County, California, Water Authority, Water
Revenue Bonds, COP, Series A, 5%, 5/01/31 (e)	5,008	5,018,337

San Francisco, California, Bay Area Rapid Transit
District, Sales Tax Revenue Refunding Bonds,
Series A (c):
5%, 7/01/30	6,000	6,027,600
5%, 7/01/34	5,430	5,425,873

Santa Clara County, California, Financing Authority,
Lease Revenue Refunding Bonds, Series L,
5.25%, 5/15/36	10,001	10,130,215

Sonoma County, California, Junior College District, GO
(Election 2002), Refunding, Series B, 5%, 8/01/28 (e)	6,875	6,980,539

University of California, Limited Project Revenue
Bonds, Series B, 5%, 5/15/33 (e)	8,490	8,535,931

University of California Revenue Bonds, Series L,
5%, 5/15/40	11,600	11,664,728

Total Municipal Bonds Transferred to Tender Option
Bond Trusts — 48.8%		142,553,448

Total Long-Term Investments
(Cost — $492,503,848) — 165.1%		482,142,359

Short-Term Securities	Shares

CMA California Municipal Money Fund,
1.68% (m)(n)	14,413,257	14,413,257

Total Short-Term Securities
(Cost — $14,413,257) — 5.0%		14,413,257

Total Investments (Cost — $506,917,105*) — 170.1%		496,555,616
Other Assets Less Liabilities — 2.1%		6,203,092
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (28.8)%		(84,174,424)
Preferred Shares, at Redemption Value — (43.4)%		(126,581,902)

Net Assets Applicable to Common Shares — 100.0%		$292,002,382

See Notes to Financial Statements.

18 ANNUAL REPORT

JULY 31, 2008

Schedule of Investments (concluded) BlackRock MuniYield California Fund, Inc.

* The cost and unrealized appreciation (depreciation) of investments as of July 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 422,503,345

Gross unrealized appreciation	$ 3,989,899
Gross unrealized depreciation	(13,773,689)

Net unrealized depreciation	$ (9,783,790)

(a) AMBAC Insured.
(b) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.
(c) MBIA Insured.
(d) Security is collateralized by Municipal or U.S. Treasury Obligations.
(e) FSA Insured.
(f) FHLMC Collateralized.
(g) FNMA/GNMA Collateralized.
(h) U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(i) Assured Guaranty Insured.
(j) FGIC Insured.
(k) Represents a zero-coupon bond. Rate shown is the effective yield at time of purchase.
(l) Securities represent bonds transferred to tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the
Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

CMA California Municipal Money Fund	6,568,445	$427,620

(n) Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

19

Schedule of Investments July 31, 2008 BlackRock MuniYield Florida Fund

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Florida — 131.8%

Alachua County, Florida, School Board, COP,
5.25%, 7/01/29 (a)	$ 2,100	$ 2,071,062

Arbor Greene Community Development District,
Florida, Special Assessment Revenue Refunding
Bonds, 5%, 5/01/19	1,410	1,354,333

Beacon Tradeport Community Development District,
Florida, Special Assessment Revenue Refunding
Bonds (Commercial Project), Series A,
5.625%, 5/01/32 (b)	2,000	1,893,400

Brevard County, Florida, Health Facilities Authority,
Healthcare Facilities Revenue Bonds (Health
First Inc. Project), 5%, 4/01/36	3,000	2,697,630

Broward County, Florida, Airport System Revenue
Bonds, AMT, Series I, 5.75%, 10/01/18 (a)	2,870	2,914,485

Broward County, Florida, Educational Facilities
Authority Revenue Bonds (Nova Southeastern
University):
5%, 4/01/31 (c)	2,750	2,662,852
Series B, 5.625%, 4/01/34	1,000	963,780

Broward County, Florida, HFA, S/F Mortgage
Revenue Refunding Bonds, AMT, Series E,
5.90%, 10/01/39 (d)(e)	1,470	1,470,073

Broward County, Florida, School Board, COP, Series A,
5.25%, 7/01/33 (f)	3,300	3,277,164

Citrus County, Florida, Hospital Board Revenue
Refunding Bonds (Citrus Memorial Hospital):
6.25%, 8/15/23	2,150	2,187,926
6.375%, 8/15/32	2,850	2,881,008

Collier County, Florida, IDA, IDR, Refunding (Southern
States Utilities), AMT, 6.50%, 10/01/25	460	458,252

Duval County, Florida, HFA, S/F Mortgage Revenue
Refunding Bonds, AMT (e):
5.40%, 10/01/21	645	647,238
5.85%, 10/01/27 (g)	1,430	1,480,651

Escambia County, Florida, Environmental Improvement
Revenue Refunding Bonds (International Paper
Company Projects), AMT, Series A, 5%, 8/01/26	4,000	3,198,840

Florida Housing Finance Corporation, Homeowner
Mortgage Revenue Bonds, AMT, Series 1,
6%, 7/01/39 (d)(e)	840	828,324

Florida Housing Finance Corporation, Homeowner
Mortgage Revenue Refunding Bonds, AMT, Series 4,
6.25%, 7/01/22 (f)	395	412,649

Florida Municipal Loan Council Revenue Bonds (g):
Series A-1, 5.125%, 7/01/34	1,580	1,528,239
Series B, 5.375%, 11/01/30	4,250	4,241,415

Florida State Board of Education, GO (Public
Education Capital Outlay), Series J, 5%, 6/01/31	2,500	2,514,900

Florida State Governmental Utility Authority,
Utility Revenue Bonds (Lehigh Utility System),
5.125%, 10/01/33 (a)	1,000	997,820

Fort Myers, Florida, Utility System Revenue Refunding
Bonds, 5%, 10/01/31 (g)	2,750	2,705,340

	Par
Municipal Bonds	(000)	Value

Florida (continued)

Halifax Hospital Medical Center, Florida, Hospital
Revenue Refunding and Improvement Bonds,
Series A, 5.25%, 6/01/26	$ 4,500	$ 4,203,135

Hillsborough County, Florida, Aviation Authority,
Revenue Refunding Bonds, AMT, Series C,
5.75%, 10/01/26 (c)	1,000	1,023,880

Hillsborough County, Florida, Court Facilities
Revenue Bonds, 5.40%, 11/01/12 (a)(h)	1,055	1,157,483

Hillsborough County, Florida, IDA, Exempt Facilities
Revenue Bonds (National Gypsum Company), AMT:
Series A, 7.125%, 4/01/30	2,500	2,361,800
Series B, 7.125%, 4/01/30	3,750	3,542,700

Hillsborough County, Florida, IDA, Hospital Revenue
Bonds (H. Lee Moffitt Cancer Center Project),
Series C, 5.50%, 7/01/32	1,000	980,400

Hillsborough County, Florida, IDA, PCR, Refunding
(Tampa Electric Company Project), Series A,
5.65%, 5/15/18	1,450	1,440,401

Hillsborough County, Florida, School Board, COP,
5%, 7/01/29 (g)	1,500	1,469,445

Jacksonville, Florida, Economic Development
Commission, Health Care Facilities Revenue
Bonds (Mayo Clinic-Jacksonville), Series A,
5.50%, 11/15/36 (g)	1,000	1,012,230

Jacksonville, Florida, Economic Development
Commission, IDR (Metropolitan Parking Solutions
Project), AMT (j):
5.50%, 10/01/30	1,140	1,034,254
5.875%, 6/01/31	2,800	2,806,524

Jacksonville, Florida, Excise Taxes Revenue Bonds,
Series B, 5.125%, 10/01/32 (k)	1,500	1,474,380

Jacksonville, Florida, Guaranteed Entitlement
Revenue Refunding and Improvement Bonds,
5.25%, 10/01/32 (k)	2,315	2,326,853

Jacksonville, Florida, HFA, Homeowner Mortgage
Revenue Refunding Bonds, AMT, Series A-1,
5.625%, 10/01/39 (d)(e)	1,000	981,930

Jacksonville, Florida, Port Authority Revenue Bonds,
AMT, 6%, 11/01/38 (c)	3,920	3,987,071

Lakeland, Florida, Hospital System Revenue Bonds
(Lakeland Regional Health System), Series A,
5.50%, 11/15/09 (g)(h)	3,500	3,685,220

Lee County, Florida, Capital Revenue Bonds,
5.25%, 10/01/23 (a)	1,375	1,415,604

Lee County, Florida, HFA, S/F Mortgage Revenue
Bonds (Multi-County Program), AMT, Series A-1,
7.125%, 3/01/28 (e)	30	30,498

Lee County, Florida, IDA, Health Care Facilities,
Revenue Refunding Bonds (Shell Point/Alliance
Obligor Group), 5%, 11/15/32	1,380	1,117,262

See Notes to Financial Statements.

20 ANNUAL REPORT

JULY 31, 2008

Schedule of Investments (continued) BlackRock MuniYield Florida Fund

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Florida (continued)

Lee Memorial Health System, Florida, Hospital
Revenue Bonds, Series A, 5%, 4/01/32 (a)	$ 3,000	$ 2,894,880

Leon County, Florida, HFA, S/F Mortgage Revenue
Bonds (Multi-County Program), AMT, Series B,
7.30%, 1/01/28 (d)(m)	65	67,520

Manatee County, Florida, HFA, S/F Mortgage
Revenue Refunding Bonds, AMT, Sub-Series 1,
6.25%, 11/01/28 (m)	115	116,569

Martin County, Florida, Health Facilities Authority,
Hospital Revenue Bonds (Martin Memorial Medical
Center) Series A (h):
5.75%, 11/15/12	1,350	1,500,660
5.875%, 11/15/12	3,535	3,947,075

Miami Beach, Florida, Water and Sewer Revenue
Bonds, 5.75%, 9/01/25 (a)	3,000	3,146,220

Miami, Florida, Special Obligation Revenue Bonds
(Street and Sidewalk Improvement Program),
5%, 1/01/37 (g)	2,000	1,895,460

Miami-Dade County, Florida, Aviation Revenue Bonds,
AMT, Series A:
5%, 10/01/33 (f)	1,440	1,309,608
(Miami International Airport), 6%, 10/01/29 (k)	4,300	4,304,257

Miami-Dade County, Florida, Aviation Revenue
Bonds, DRIVERS, AMT, Series A,
7.182%, 10/01/11 (f)(n)	10	8,305

Miami-Dade County, Florida, Aviation Revenue
Refunding Bonds (Miami International Airport), AMT:
Series A 5.25%, 10/01/41 (f)	1,800	1,713,168
Series A 5.50%, 10/01/41 (f)	3,900	3,858,582
Series B, 5%, 10/01/19 (c)(o)	6,315	6,117,593

Miami-Dade County, Florida, Educational Facilities
Authority Revenue Bonds (University of Miami),
Series A, 5.75%, 4/01/10 (a)(h)	1,750	1,869,122

Miami-Dade County, Florida, Expressway Authority,
Toll System Revenue Bonds (k):
6.375%, 7/01/10 (h)	16,000	17,327,360
Series B, 5%, 7/01/33	4,050	3,915,459

Miami-Dade County, Florida, HFA, Home Ownership
Mortgage Revenue Bonds, AMT, Series A,
5.55%, 10/01/49 (d)(e)	1,800	1,757,466

Miami-Dade County, Florida, HFA, Home Ownership
Mortgage Revenue Refunding Bonds, AMT,
Series A-1, 6.30%, 10/01/20 (e)	385	389,420

Miami-Dade County, Florida, Health Facilities Authority,
Hospital Revenue Refunding Bonds, DRIVERS,
Series 208, 8.327%, 8/15/17 (a)(n)	3	2,952

Miami-Dade County, Florida, School Board, COP,
Refunding, Series B (c):
5.25%, 5/01/25	1,000	1,014,400
5.25%, 5/01/28	2,720	2,730,064
5.25%, 5/01/30	2,250	2,261,745

	Par
Municipal Bonds	(000)	Value

Florida (continued)

Miami-Dade County, Florida, School Board, COP:
Series A, 5.50%, 10/01/09 (f)(h)	$ 3,200	$ 3,336,000
Series B, 5%, 11/01/31 (a)	2,500	2,409,925

Miami-Dade County, Florida, Solid Waste System
Revenue Bonds, 5.25%, 10/01/30 (g)	2,800	2,767,268

Orange County, Florida, Educational Facilities Authority,
Educational Facilities Revenue Bonds (Rollins
College Project), 5.25%, 12/01/32 (a)	1,500	1,500,990

Orange County, Florida, Health Facilities Authority,
Hospital Revenue Bonds (Orlando Regional
Healthcare):
6%, 12/01/12 (h)	5,140	5,724,367
Series B, 5.25%, 12/01/29 (f)	2,300	2,327,163

Orange County, Florida, Tourist Development, Tax
Revenue Refunding Bonds, 5%, 10/01/29 (a)	3,500	3,406,165

Orlando and Orange County, Florida, Expressway
Authority Revenue Bonds, Series B (a):
5%, 7/01/30	3,000	2,937,300
5%, 7/01/35	8,085	7,897,590

Orlando, Florida, Utilities Commission, Water and
Electric Revenue Refunding Bonds, Series C:
5.25%, 10/01/12 (h)	860	937,340
5.25%, 10/01/23	140	147,186

Osceola County, Florida, Tourist Development Tax
Revenue Bonds, Series A, 5.50%, 10/01/27 (k)	1,760	1,772,866

Palm Beach County, Florida, Airport System Revenue
Bonds, AMT, Series A, 5%, 10/01/34 (g)	5,000	4,482,950

Palm Beach County, Florida, Criminal Justice
Facilities Revenue Bonds, 7.20%, 6/01/15 (k)	3,390	4,095,154

Palm Beach County, Florida, School Board, COP,
Series A, 6.25%, 8/01/10 (h)(k)	6,000	6,498,300

Pinellas County, Florida, HFA, S/F Housing Revenue
Refunding Bonds (Multi-County Program), AMT,
Series A-1 (e):
6.30%, 9/01/20	270	273,588
6.35%, 9/01/25	405	410,471

Port Everglades Authority, Florida, Port Revenue
Bonds, 7.125%, 11/01/16 (p)	1,105	1,276,794

Port St. Lucie, Florida, Utility Revenue Bonds,
5.25%, 9/01/25 (g)	1,215	1,220,589

Saint Johns County, Florida, Ponte Vedra Utility
System Revenue Bonds, 5%, 10/01/35 (f)	1,000	999,930

Saint Johns County, Florida, Sales Tax Revenue
Bonds (a):
Series A, 5.25%, 10/01/32	2,400	2,396,568
Series A, 5.25%, 10/01/34	1,200	1,195,176
Series B, 5.25%, 10/01/32	1,015	1,013,548

Santa Rosa County, Florida, School Board, COP,
Refunding, Series 2 (k):
5.25%, 2/01/26	1,180	1,182,903
5.25%, 2/01/31	1,820	1,808,115

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

21

Schedule of Investments (continued) BlackRock MuniYield Florida Fund

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Florida (concluded)

Seminole County, Florida, Water and Sewer Revenue
Bonds, 5%, 10/01/31	$ 5,000	$ 5,033,000

South Lake County, Florida, Hospital District Revenue
Bonds (South Lake Hospital Inc.):
5.80%, 10/01/34	1,000	1,004,180
6.375%, 10/01/34	1,150	1,157,648

Sumter County, Florida, Capital Improvement Revenue
Bonds (a):
5%, 6/01/26	2,190	2,189,847
5%, 6/01/30	3,500	3,426,920

Tampa Bay, Florida, Water Utility System Revenue
Bonds, 5.75%, 10/01/11 (h)(k)	5,000	5,456,500

University of Central Florida Athletics Association Inc.,
COP, Series A, 5.25%, 10/01/34 (k)	3,235	2,862,134

University of Central Florida, COP (UCF Convocation
Center), Series A, 5%, 10/01/35 (k)	4,400	3,982,308

Village Center Community Development District,
Florida, Recreational Revenue Bonds, Series A (g):
5.375%, 11/01/34	1,995	2,030,391
5.125%, 11/01/36	1,000	1,002,020

Village Center Community Development
District, Florida, Utility Revenue Bonds,
5.125%, 10/01/28 (g)	5,040	5,096,700

Volusia County, Florida, IDA, Student Housing Revenue
Bonds (Stetson University Project), Series A,
5%, 6/01/35 (q)	1,000	850,890

Volusia County, Florida, School Board, COP (Master
Lease Program), 5.50%, 8/01/24 (f)	5,000	5,221,950

		242,919,070

New Jersey — 0.7%

Tobacco Settlement Financing Corporation of
New Jersey, Asset-Backed Revenue Bonds,
7%, 6/01/13 (h)	1,000	1,172,630

Puerto Rico — 4.4%

Puerto Rico Commonwealth Aqueduct and Sewer
Authority, Senior Lien Revenue Bonds, Series A,
6%, 7/01/44	4,200	4,388,034

Puerto Rico Public Buildings Authority, Government
Facilities Revenue Refunding Bonds, Series I,
5%, 7/01/36 (r)	2,000	1,887,980

Puerto Rico Public Finance Corporation,
Commonwealth Appropriation Revenue Bonds,
Series E, 5.70%, 2/01/10 (h)	1,715	1,800,030

		8,076,044

Total Municipal Bonds — 136.9%		252,167,744

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (s)	(000)	Value

Georgia — 1.8%

Atlanta, Georgia, Airport Passenger Facility Charge
and Subordinate Lien General Revenue Refunding
Bonds, Series C, 5%, 1/01/33 (f)	$ 3,270	$ 3,265,291

Florida — 23.4%

Hillsborough County, Florida, Aviation Authority
Revenue Bonds, AMT, Series A, 5.5, 10/01/38 (c)	3,928	3,891,932

Jacksonville Electric Authority, Florida, Saint John’s
River Power Park System Revenue Bonds, Issue
Three, Series 2, 5%, 10/01/37	2,098	2,091,612

Jacksonville, Florida, Health Facilities Authority,
Hospital Revenue Bonds (Baptist Medical Center
Project), 5%, 8/15/37 (f)	3,150	3,088,449

Jacksonville, Florida, Sales Tax Revenue Bonds,
5%, 10/01/27 (g)	2,698	2,730,167

Lee County, Florida, HFA, S/F Mortgage Revenue
Bonds (Multi-County Program), AMT, Series A-2,
6, 9/01/40 (d)(e)	2,505	2,565,396

Manatee County, Florida, HFA, Homeowner Revenue
Bonds, AMT, Series A, 5.9, 9/01/40 (d)(e)	1,395	1,367,839

Miami-Dade County, Florida, Aviation Revenue Bonds,
AMT, Series A, 5%, 10/01/33 (f)	2,435	2,193,020

Miami-Dade County, Florida, Health Facilities
Authority, Hospital Revenue Refunding Bonds
(Miami Children’s Hospital), Series A,
5.625%, 8/15/17 (a)	6,595	7,190,594

Orlando, Florida, Senior Tourist Development Tax
Revenue Bonds (6th Cent Contract Payments),
Series A, 5.25%, 11/01/38 (c)	2,000	1,972,960

Palm Beach County, Florida, School Board, COP,
Series A, 5%, 8/01/31 (f)	2,190	2,178,152

Polk County, Florida, School Board COP, Master
Lease, Series A, 5.5, 1/01/25 (f)	4,397	4,560,994

South Broward, Florida, Hospital District, Hospital
Revenue Bonds, 5.625%, 5/01/32 (g)	8,500	9,365,555

		43,196,670

Total Municipal Bonds Transferred to Tender Option
Bond Trusts — 25.2%		46,461,961

Total Long-Term Investments
(Cost — $299,119,151) — 162.1%		298,629,705

Short-Term Securities	Shares

CMA Florida Municipal Money Fund, 1.75% (i)(l)	7,485,416	7,485,416

Total Short-Term Securities
(Cost — $7,485,416) — 4.0%		7,485,416

Total Investments (Cost — $306,604,567*) — 166.1%		306,115,121
Liabilities in Excess of Other Assets — (1.6)%		(2,884,229)
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (15.2)%		(28,060,991)
Preferred Shares, at Redemption Value — (49.3)%		(90,854,835)

Net Assets Applicable to Common Shares — 100.0%		$184,315,066

See Notes to Financial Statements.

22 ANNUAL REPORT

JULY 31, 2008

Schedule of Investments (concluded) BlackRock MuniYield Florida Fund

* The cost and unrealized appreciation (depreciation) of investments as of
July 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 280,198,839

Gross unrealized appreciation	$ 6,073,549
Gross unrealized depreciation	(8,084,676)

Net unrealized depreciation	$ (2,011,127)

(a) AMBAC Insured.
(b) Radian Insured.
(c) Assured Guaranty Insured.
(d) FHLMC Collateralized.
(e) FNMA/GNMA Collateralized.
(f) FSA Insured.
(g) MBIA Insured.
(h) U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(i) Represents the current yield as of report date.
(j) ACA Insured.
(k) FGIC Insured.
(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

CMA Florida Municipal Money Fund	1,407,535	$147,117

(m) GNMA Collateralized.
(n) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.
(o) XL Capital Insured.
(p) Security is collateralized by Municipal or U.S. Treasury Obligations.
(q) CIFG Insured.
(r) Commonwealth Guaranteed.
(s) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the
Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

23

Schedule of Investments July 31, 2008 BlackRock MuniYield New Jersey Fund, Inc.

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

New Jersey — 133.5%

Burlington County, New Jersey, Bridge Commission
Revenue Bonds (Governmental Leasing Program),
5.25%, 8/15/12 (a)	$ 1,000	$ 1,089,540

Delaware River and Bay Authority Revenue Bonds,
5%, 1/01/33 (b)	1,500	1,475,010

Delaware River Joint Toll Bridge Commission of
New Jersey and Pennsylvania, Bridge Revenue
Refunding Bonds, 5%, 7/01/21	2,010	2,044,934

Delaware River Port Authority of Pennsylvania and
New Jersey Revenue Bonds, 6%, 1/01/19 (c)	7,860	8,176,601

Essex County, New Jersey, Improvement Authority
Revenue Bonds, Series A, 5%, 10/01/13 (a)(d)	2,620	2,853,259

Garden State Preservation Trust of New Jersey, Capital
Appreciation Revenue Bonds, Series B (c)(e):
5.12%, 11/01/23	6,860	3,201,631
5.25%, 11/01/28	4,540	1,586,503

Garden State Preservation Trust of New Jersey, Open
Space and Farmland Preservation Revenue Bonds,
Series A, 5.80%, 11/01/22 (c)	4,300	4,772,699

Gloucester County, New Jersey, Improvement
Authority, Solid Waste Resource Recovery, Revenue
Refunding Bonds (Waste Management Inc. Project):
Series A, 6.85%, 12/01/29	2,000	2,064,380
Series B, AMT, 7%, 12/01/29	1,180	1,220,250

Hudson County, New Jersey, COP, Refunding,
6.25%, 12/01/16 (b)	1,500	1,724,925

Hudson County, New Jersey, Improvement Authority,
Facility Lease Revenue Refunding Bonds (Hudson
County Lease Project), 5.375%, 10/01/24 (d)	4,500	4,513,320

Jackson Township, New Jersey, School District, GO,
5%, 4/15/12 (a)(d)	6,840	7,352,657

Middlesex County, New Jersey, Improvement Authority,
County-Guaranteed Revenue Bonds (Golf Course
Projects):
5.25%, 6/01/22	1,455	1,528,056
5%, 6/01/29	3,050	3,108,468

Middlesex County, New Jersey, Improvement Authority,
Senior Revenue Bonds (Heldrich Center Hotel/
Conference Project), Series A, 5%, 1/01/20	655	583,042

Middlesex County, New Jersey, Pollution Control
Financing Authority, Revenue Refunding Bonds
(Amerada Hess Corporation), 6.05%, 9/15/34	1,500	1,501,395

Monmouth County, New Jersey, Improvement Authority,
Governmental Loan Revenue Refunding Bonds (f):
5%, 12/01/11 (a)	2,085	2,234,953
5%, 12/01/15	1,215	1,269,165
5%, 12/01/16	1,280	1,337,062

	Par
Municipal Bonds	(000)	Value

New Jersey (continued)

Morristown, New Jersey, Parking Authority Revenue
Bonds, 4.50%, 8/01/37 (b)	$ 585	$ 532,976

New Jersey EDA, Cigarette Tax Revenue Bonds:
5.625%, 6/15/19	1,720	1,682,298
5.75%, 6/15/29 (g)	2,000	2,060,000
5.75%, 6/15/29 (h)	1,895	1,852,097
5.50%, 6/15/31 (h)	370	358,741
5.75%, 6/15/34 (h)	755	736,102

New Jersey EDA, EDR (Masonic Charity Foundation of
New Jersey):
5.25%, 6/01/24	1,425	1,417,319
5.25%, 6/01/32	685	659,717

New Jersey EDA, First Mortgage Revenue
Bonds (Fellowship Village Project), Series C,
5.50%, 1/01/28	1,500	1,396,710

New Jersey EDA, First Mortgage Revenue Refunding
Bonds:
(Fellowship Village), Series A, 5.50%, 1/01/18	1,250	1,236,388
(Fellowship Village), Series A, 5.50%, 1/01/25	3,500	3,297,735
(The Winchester Gardens at Ward Homestead
Project), Series A, 5.75%, 11/01/24	2,500	2,427,850
(The Winchester Gardens at Ward Homestead
Project), Series A, 5.80%, 11/01/31	2,000	1,903,840

New Jersey EDA, Motor Vehicle Surcharge Revenue
Bonds, Series A, 5.25%, 7/01/33 (b)	14,000	14,191,100

New Jersey EDA, Revenue Bonds:
(Department of Human Services), 5%, 7/01/12	220	233,380
(Saint Barnabas Project), Series A,
6.30%, 7/01/24 (b)(e)	3,850	1,656,347

New Jersey EDA, School Facilities Construction
Revenue Bonds:
Series O, 5.25%, 3/01/23	2,400	2,493,168
Series P, 5%, 9/01/15	3,000	3,249,930
Series P, 5.25%, 9/01/16	3,115	3,392,484
Series U, 5%, 9/01/37 (f)	2,000	2,007,160

New Jersey EDA, Water Facilities Revenue Bonds
(New Jersey-American Water Company, Inc. Project),
AMT, Series A:
5.25%, 11/01/32 (f)	1,000	907,080
6.875%, 11/01/34 (d)	6,670	6,745,771

New Jersey EDA, Water Facilities Revenue Refunding
Bonds (United Water of New Jersey, Inc.), Series B,
4.50%, 11/01/25 (f)	4,500	4,347,675

New Jersey Health Care Facilities Financing Authority,
Health System Revenue Bonds (Catholic Health
East), Series A, 5.375%, 11/15/12 (a)	1,100	1,206,447

See Notes to Financial Statements.

24 ANNUAL REPORT

JULY 31, 2008

Schedule of Investments (continued) BlackRock MuniYield New Jersey Fund, Inc.

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

New Jersey (continued)

New Jersey Health Care Facilities Financing Authority
Revenue Bonds:
(Children’s Specialized Hospital), Series A,
5.50%, 7/01/36	$ 1,540	$ 1,395,779
(Hunterdon Medical Center), Series A,
5.125%, 7/01/35	1,950	1,845,207
(Meridian Health), Series I, 5%, 7/01/38 (g)	1,000	993,810
(Pascack Valley Hospital Association),
6.625%, 7/01/36	1,845	1,278,216
(Robert Wood University), 5.70%, 7/01/20 (f)	4,000	4,101,960
(Somerset Medical Center), 5.50%, 7/01/33	1,875	1,511,813
(South Jersey Hospital System), 6%, 7/01/12 (a)	6,640	7,350,015
(Southern Ocean County Hospital),
5.125%, 7/01/31 (h)	2,000	1,767,620

New Jersey Health Care Facilities Financing Authority,
Revenue Refunding Bonds:
(Atlantic City Medical Center),
5.75%, 7/01/12 (a)	1,060	1,163,647
(Atlantic City Medical Center),
6.25%, 7/01/12 (a)	500	560,400
(Atlantic City Medical Center), 6.25%, 7/01/17	520	557,721
(Atlantic City Medical Center), 5.75%, 7/01/25	1,125	1,147,016
(Capital Health System Inc.), Series A,
5.75%, 7/01/23	1,650	1,660,412
(Hackensack University Medical Center),
5.25%, 1/01/36 (g)	1,000	1,017,800
(Meridian Health System Obligation Group),
5.25%, 7/01/19 (c)	1,500	1,547,055
(Meridian Health System Obligation Group),
5.375%, 7/01/24 (c)	2,250	2,313,180
(Meridian Health System Obligation Group),
5.25%, 7/01/29 (c)	2,195	2,203,626
(Saint Barnabas Health Care System), Series A,
5%, 7/01/29	4,155	3,720,262
(Saint Barnabas Health Care System), Series B,
5.92%, 7/01/30 (e)	2,000	425,640
(Saint Barnabas Health Care System), Series B,
5.72%, 7/01/36 (e)	1,500	203,775
(Saint Barnabas Health Care System), Series B,
5.18%, 7/01/37 (e)	13,250	1,657,177
(South Jersey Hospital System), 5%, 7/01/36	1,385	1,290,446
(South Jersey Hospital System), 5%, 7/01/46	1,650	1,494,669

New Jersey State Educational Facilities Authority
Revenue Bonds, Series C:
(Georgian Court College Project),
6.50%, 7/01/13 (a)	2,000	2,309,800
(Rider University), 5%, 7/01/37 (h)	1,750	1,537,025
(Rowan University), 5%, 7/01/14 (a)(b)	1,955	2,137,753
(Rowan University), 5.125%, 7/01/14 (a)(b)	2,165	2,381,846

	Par
Municipal Bonds	(000)	Value

New Jersey (continued)

New Jersey State Educational Facilities Authority,
Revenue Refunding Bonds:
(Gregorian Court University), Series D,
5.25%, 7/01/37	$ 1,000	$ 940,580
(Montclair State University), Series L,
5%, 7/01/14 (a)(b)	5,305	5,800,911
(Princeton University), Series A, 5%, 7/01/30	2,600	2,656,290
(Ramapo College), Series I, 4.25%, 7/01/31 (f)	750	657,030
(Ramapo College), Series I, 4.25%, 7/01/36 (f)	810	697,289
(Rider University), 5%, 7/01/17 (h)	1,000	991,450
(Rider University), Series A, 5.25%, 7/01/34 (h)	1,450	1,334,580
(Rider University), Series A, 5.50%, 7/01/23 (h)	1,255	1,255,565
(Rowan University), Series B, 5%, 7/01/24 (g)	1,800	1,864,008
(Rowan University), Series B, 5%, 7/01/27 (g)	1,250	1,280,400
(Stevens Institute of Technology), Series A,
5%, 7/01/27	2,200	2,062,962

New Jersey State Higher Education Assistance
Authority, Student Loan Revenue Bonds, AMT,
Series A, 5.30%, 6/01/17 (f)	3,170	3,203,475

New Jersey State Highway Authority, Garden State
Parkway General Revenue Refunding Bonds,
5.625%, 1/01/10 (a)	2,500	2,647,675

New Jersey State Housing and Mortgage Finance
Agency, Home Buyer Revenue Bonds, AMT (b):
Series CC, 5.80%, 10/01/20	4,515	4,618,890
Series U, 5.60%, 10/01/12	2,550	2,588,480

New Jersey State Housing and Mortgage Finance
Agency, M/F Revenue Bonds, AMT, Series A,
4.90%, 11/01/35 (d)	1,500	1,256,955

New Jersey State Housing and Mortgage Finance
Agency, S/F Housing Revenue Bonds, AMT:
Series U, 4.95%, 10/01/32	700	602,812
Series X, 4.85%, 4/01/16	3,605	3,585,857
Series T, 4.65%, 10/01/32	4,945	4,073,493

New Jersey State Transit Corporation, COP
(Federal Transit Administration Grants), Series B,
5.75%, 9/15/14	3,620	3,870,866

New Jersey State Transportation Trust Fund Authority,
Transportation System Revenue Bonds:
Series A, 5.50%, 12/15/21	3,525	3,857,513
Series C, 5.05%, 12/15/35 (e)(f)	4,140	933,611
Series D, 5%, 6/15/20	4,555	4,771,727

New Jersey State Transportation Trust Fund Authority,
Transportation System Revenue Refunding Bonds,
Series B, 5.50%, 12/15/21 (b)	5,865	6,436,779

New Jersey State Turnpike Authority, Turnpike Revenue
Bonds, Series B, 5.15%, 1/01/35 (e)(f)	4,870	3,501,140

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

25

Schedule of Investments (continued) BlackRock MuniYield New Jersey Fund, Inc.

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

New Jersey (concluded)

Newark, New Jersey, Housing Authority, Port Authority-
Port Newark Marine Terminal, Additional Rent-
Backed Revenue Refunding Bonds (City of Newark
Redevelopment Projects), 4.375%, 1/01/37 (b)	$ 3,225	$ 2,916,303

Perth Amboy, New Jersey, GO (Convertible CABS),
Refunding (c)(i):
4.739%, 7/01/33	1,575	1,287,200
4.744%, 7/01/34	1,925	1,570,300

Port Authority of New York and New Jersey,
Consolidated Revenue Bonds, 93rd Series,
6.125%, 6/01/94	5,000	5,604,000

Port Authority of New York and New Jersey,
Consolidated Revenue Refunding Bonds, AMT, One
Hundred Fifty-Second Series, 5.25%, 11/01/35	3,765	3,748,472

Rahway Valley Sewerage Authority, New Jersey,
Sewer Revenue Bonds, CABS, Series A,
4.87%, 9/01/31 (b)(e)	6,000	1,699,140

Salem County, New Jersey, Improvement Authority
Revenue Bonds (Finlaw State Office Building
Project) (c):
5.375%, 8/15/28	500	528,005
5.25%, 8/15/38	500	514,855

South Jersey Port Corporation of New Jersey, Revenue
Refunding Bonds:
4.75%, 1/01/18	4,280	4,360,036
4.85%, 1/01/19	2,485	2,528,960
5%, 1/01/20	2,000	2,040,380

Tobacco Settlement Financing Corporation of
New Jersey, Asset-Backed Revenue Bonds
7%, 6/01/13 (a)	3,010	3,529,616
5.75%, 6/01/32	1,820	1,947,200

Tobacco Settlement Financing Corporation of
New Jersey, Asset-Backed Revenue Refunding Bonds:
Series 1A, 5%, 6/01/41	2,500	1,786,900
Series 1B, 5.65%, 6/01/41 (e)	5,100	374,952

Union County, New Jersey, Utilities Authority, Senior
Lease Revenue Refunding Bonds (Ogden Martin
System of Union, Inc.), AMT, Series A (f):
5.375%, 6/01/17	1,585	1,589,501
5.375%, 6/01/18	1,175	1,176,516

University of Medicine and Dentistry of New Jersey,
Revenue Bonds, Series A (f):
5.50%, 12/01/18	945	995,444
5.50%, 12/01/19	1,900	2,001,422
5.50%, 12/01/20	1,870	1,953,402
5.50%, 12/01/21	1,435	1,489,932

		272,336,709

	Par
Municipal Bonds	(000)	Value

Puerto Rico — 6.9%

Puerto Rico Commonwealth Highway and
Transportation Authority, Highway Revenue
Refunding Bonds, Series CC, 5.50%, 7/01/31 (g)	$ 3,000	$ 3,177,720

Puerto Rico Electric Power Authority, Power Revenue
Bonds, Series WW, 5.50%, 7/01/38	2,525	2,573,202

Puerto Rico Industrial, Tourist, Educational, Medical
and Environmental Control Facilities Revenue Bonds:
(Cogeneration Facility-AES Puerto Rico Project),
AMT, 6.625%, 6/01/26	1,900	1,930,324
(University Plaza Project), Series A,
5%, 7/01/33 (b)	2,500	2,423,700

Puerto Rico Municipal Finance Agency, GO, Series A,
5%, 8/01/21 (c)	3,750	3,877,463

		13,982,409

U.S. Virgin Islands — 2.6%

Virgin Islands Government Refinery Facilities,
Revenue Refunding Bonds (Hovensa Coker
Project), AMT, 6.50%, 7/01/21	3,500	3,531,745

Virgin Islands Public Finance Authority, Refinery
Facilities Revenue Bonds (Hovensa Refinery), AMT,
5.875%, 7/01/22	1,900	1,793,847

		5,325,592

Total Municipal Bonds — 143.0%		291,644,710

Municipal Bonds Transferred to
Tender Option Bond Trusts (j)

New Jersey — 14.1%

Garden State Preservation Trust of New Jersey, Open
Space and Farmland Preservation Revenue Bonds,
Series A, 5.75%, 11/01/28 (c)	5,460	6,234,173

New Jersey EDA, School Facilities Construction
Revenue Bonds,Series L, 5%, 3/01/30 (c)	5,805	5,869,610

New Jersey State Housing and Mortgage Finance
Agency, Capital Fund Program Revenue Bonds,
Series A, 4.70%, 11/01/25 (c)	7,175	7,087,753

New Jersey State Educational Facilities Authority,
Revenue Refunding Bonds (College of New Jersey),
Series D, 5%, 7/01/35 (c)	6,120	6,172,142

Port Authority of New York and New Jersey,
Consolidated Revenue Refunding Bonds, AMT,
152nd Series, 5.75%, 11/01/30	3,300	3,447,411

Total Municipal Bonds Transferred to Tender Option
Bond Trusts — 14.1%		28,811,089

Total Long-Term Investments
(Cost — $321,322,209) — 157.1%		320,455,799

See Notes to Financial Statements.

26 ANNUAL REPORT

JULY 31, 2008

Schedule of Investments (concluded) BlackRock MuniYield New Jersey Fund, Inc.

(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

CMA New Jersey Municipal Money Fund, 1.75% (k)(l)	4,438,771	$ 4,438,771

Total Short-Term Securities
(Cost — $4,438,771) — 2.2%		4,438,771

Total Investments (Cost — $325,760,980*) — 159.3%		324,894,570
Other Assets Less Liabilities — 0.8%		1,724,731
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (8.8)%		(17,853,895)
Preferred Shares, at Redemption Value — (51.3)%		(104,743,057)

Net Assets Applicable to Common Shares — 100.0%		$204,022,349

* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$308,361,646

Gross unrealized appreciation	$ 8,507,842
Gross unrealized depreciation	(9,769,918)

Net unrealized depreciation	$ (1,262,076)

(a) U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b) MBIA Insured.
(c) FSA Insured.
(d) FGIC Insured.
(e) Represents a zero-coupon bond. Rate shown reflects the effective yield at the time of purchase.
(f) AMBAC Insured.
(g) Assured Guaranty Insured.
(h) Radian Insured.
(i) Represents a step bond. Rate shown reflects effective yield at the time of purchase.
(j) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the
Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(k) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

CMA New Jersey Municipal Money Fund	2,026,233	$175,954

(l) Represents the current yield as of report date.

• Effective December 1,2007,the Fund adopted Financial Accounting Standards
Board Statement of Financial Accounting Standards No. 157, "Fair Value
Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, estab-
lishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical securities
•Level 2 — other observable inputs (including,but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the
Fund’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2008 in determin-
ing the fair valuation of the Fund’s investments:

Valuation	Investments in
Inputs	Securities

Level 1	$ 4,438,771
Level 2	320,455,799
Level 3	—

Total	$ 324,894,570

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2008 27

Statements of Assets and Liabilities

	BlackRock
	Muni New York	BlackRock	BlackRock
	Intermediate	MuniYield	MuniYield
	Duration	Arizona	California
July 31, 2008	Fund, Inc.	Fund, Inc.	Fund, Inc.

Assets

Investments at value — unaffiliated[1]	$ 85,548,814	$ 99,187,441	$ 482,142,359
Investments at value — affiliated[2]	1,519,359	3,173,346	14,413,257
Cash	53,775	50,359	55,805
Investments sold receivable	—	100,807	151,577
Interest receivable	1,017,230	726,776	7,513,103
Prepaid expenses	6,905	3,594	17,800

Total assets	88,146,083	103,242,323	504,293,901

Accrued Liabilities

Interest expense and fees payable	252	9,310	338,363
Income dividends payable — Common Shareholders	222,941	259,006	1,171,239
Officer’s and Directors’ payable	140	156	889
Investment advisory fee payable	29,573	41,248	207,699
Other affiliates payable	839	932	4,422
Other accrued expenses payable	44,106	67,702	150,944

Total accrued liabilities	297,851	378,354	1,873,556

Other Liabilities

Trust certificates[3]	1,379,101	4,335,000	83,836,061

Total Liabilities	1,676,952	4,713,354	85,709,617

Preferred Shares at Redemption Value

Preferred Shares, at par value $0.10 per share, at $25,000 per share liquidation preference[4,5]	29,639,136	40,311,089	126,581,902

Net Assets Applicable to Common Shares

Net assets applicable to Common Shares	$ 56,829,995	$ 58,217,880	$ 292,002,382

Net Assets Applicable to Common Shareholders Consist of

Common Shares, par value $0.10 per share[6]	$ 420,644	$ 454,396	$ 2,129,526
Paid-in capital in excess of par	59,209,468	59,958,063	299,468,879
Undistributed net investment income	362,967	374,545	1,425,723
Accumulated net realized loss	(923,246)	(607,722)	(660,257)
Net unrealized appreciation/depreciation	(2,239,838)	(1,961,402)	(10,361,489)

Net Assets Applicable to Common Shareholders	$ 56,829,995	$ 58,217,880	$ 292,002,382

Net asset value per share of Common Shares	$ 13.51	$ 12.81	$ 13.71

[1] Investments at cost — unaffiliated	$ 87,788,652	$ 101,148,843	$ 492,503,848

[2] Investments at cost — affiliated	$ 1,519,359	$ 3,173,346	$ 14,413,257

[3] Represents short-term floating rate certificates issued by tender option bond trusts.
[4] Preferred Shares issued and outstanding:
Series A Shares	—	518	1,735

Series B Shares	—	694	1,735

Series C Shares	—	400	578

Series D Shares	—	—	1,012

Series F7 Shares	1,185	—	—

[5] Preferred Shares authorized	1,240	1,612	7,000

[6] Common Shares issued and outstanding	4,206,439	4,543,959	21,295,255

See Notes to Financial Statements.

28 ANNUAL REPORT

JULY 31, 2008

Statements of Assets and Liabilities (concluded)

		BlackRock
	BlackRock	MuniYield
	MuniYield	New Jersey
July 31, 2008	Florida Fund	Fund, Inc.

Assets

Investments at value — unaffiliated[1]	$ 298,629,705	$ 320,455,799
Investments at value — affiliated[2]	7,485,416	4,438,771
Cash	89,938	8,418
Investments sold receivable	1,042,813	—
Interest receivable	4,249,340	2,818,860
Prepaid expenses	10,859	9,061

Total assets	311,508,071	327,730,909

Accrued Liabilities

Investments purchased payable	7,152,351	—
Interest expense and fees payable	133,582	58,895
Income dividends payable — Common Shareholders	786,365	823,788
Officer’s and Directors’/Trustees’ payable	466	509
Investment advisory fees payable	127,502	137,423
Other affiliates payable	2,794	3,058
Other liabilities	94,898	—
Other accrued expenses payable	112,803	146,830

Total accrued liabilities	8,410,761	1,170,503

Other Liabilities

Trust certificates[3]	27,927,409	17,795,000

Total Liabilities	36,338,170	18,965,503

Preferred Shares at Redemption Value

Preferred Shares, at $25,000 per share liquidation preference[4,5]	90,854,835	104,743,057

Net Assets Applicable to Common Shares

Net Assets Applicable to Common Shares	$ 184,315,066	$ 204,022,349

Net Assets Applicable to Common Shareholders Consist of

Common Shares, par value $0.10 per share[6]	$ 1,355,802	$ 1,420,324
Paid-in capital in excess of par	188,459,518	203,210,124
Undistributed net investment income	1,003,169	1,613,847
Accumulated net realized loss	(6,013,977)	(1,355,536)
Net unrealized appreciation/depreciation	(489,446)	(866,410)

Net Assets Applicable to Common Shareholders	$ 184,315,066	$ 204,022,349

Net asset value per share of Common Shareholders	$ 13.59	$ 14.36

[1] Investments at cost — unaffiliated	$ 299,119,151	$ 321,322,209

[2] Investments at cost — affiliated	$ 7,485,416	$ 4,438,771

[3] Represents short-term floating rate certificates issued by tender option bond trusts.
[4] Preferred Shares issued and outstanding:
Series A Shares, par value $0.05 per share	1,816	2,112

Series B Shares, par value $0.05 per share	1,321	1,320

Series C Shares, par value $0.05 per share	496	—

Series C Shares, par value $0.10 per share	—	757

[5] Preferred Shares authorized	4,400	4,760

[6] Common Shares issued and outstanding	13,558,024	14,203,242

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

29

Statements of Operations

	BlackRock Muni New York		BlackRock MuniYield
	Intermediate Duration Fund, Inc.		Arizona Fund, Inc.

	Period June 1,	Year Ended	Period November 1,	Year Ended
	2008 to July 31,	May 31,	2007 to July 31,	October 31,
	2008	2008	2008	2007

Investment Income

Interest	$ 705,474	$ 4,437,402	$ 3,977,828	$ 5,372,019
Income from affiliates	18,503	37,017	23,820	32,669

Total income	723,977	4,474,419	4,001,648	5,404,688

Expenses

Investment advisory	80,360	505,047	377,939	523,125
Commissions for Preferred Shares	13,213	78,591	77,283	102,236
Accounting services	2,971	26,041	46,524	65,409
Transfer agent	4,201	20,142	21,168	46,315
Professional	50,431	63,768	62,525	75,364
Registration	1,469	13,107	1,799	1,079
Printing	2,135	4,782	9,032	6,422
Custodian	1,137	8,383	4,274	9,771
Officer and Directors/Trustees	1,004	11,716	4,746	13,956
Miscellaneous	11,222	44,425	36,375	45,417

Total expenses excluding interest expense and fees	168,143	776,002	641,665	889,094
Interest expense and fees[1]	4,248	534	90,236	244,785

Total expenses	172,391	776,536	731,901	1,133,879
Less fees waived by advisor	(23,053)	(144,307)	(6,162)	(5,212)
Less fees paid indirectly	—	(197)	—	—

Total expenses after waiver and fees paid indirectly	149,338	632,032	725,739	1,128,667

Net investment income	574,639	3,842,387	3,275,909	4,276,021

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(102,615)	(491,915)	(305,500)	857,597
Swaps	(69,900)	(124,655)	(69,400)	(44,433)

	(172,515)	(616,570)	(374,900)	813,164

Net change in unrealized appreciation/depreciation on:
Investments	(2,123,475)	(2,925,792)	(4,119,222)	(2,879,937)
Swaps	74,190	(76,011)	(7,767)	22,065

	(2,049,285)	(3,001,803)	(4,126,989)	(2,857,872)

Total realized and unrealized loss	(2,221,800)	(3,618,373)	(4,501,889)	(2,044,708)

Dividends and Distributions to Preferred Shareholders From

Net investment income	(177,526)	(1,149,537)	(885,773)	(1,310,529)
Net realized gain	—	—	(228,921)	(102,456)

Total dividends and distributions to Preferred Shares	(177,526)	(1,149,537)	(1,114,694)	(1,412,985)

Net Increase (decrease) in Net Assets Applicable to Common Shareholders
Resulting from Operations	$ (1,824,687)	$ (925,523)	$ (2,340,674)	$ 818,328

[1] Related to tender option bond trusts.

See Notes to Financial Statements.

30 ANNUAL REPORT

JULY 31, 2008

Statements of Operations

	BlackRock MuniYield		BlackRock MuniYield
	California Fund, Inc.		Florida Fund

	Period November 1,	Year Ended	Period November 1,	Year Ended
	2007 to July 31,	October 31,	2007 to July 31,	October 31,
	2008	2007	2008	2007

Investment Income

Interest	$ 17,585,882	$ 25,098,876	$ 11,798,587	$ 16,269,310
Income from affiliates	427,620	351,958	147,117	129,498

Total income	18,013,502	25,450,834	11,945,704	16,398,808

Expenses

Investment advisory	1,818,777	2,456,767	1,139,416	1,552,619
Commissions for Preferred Shares	325,169	443,224	206,242	279,818
Accounting services	112,114	162,793	75,721	118,326
Transfer agent	34,153	68,407	22,250	60,441
Professional	127,834	83,693	95,621	82,833
Registration	8,811	9,436	8,811	9,436
Printing	26,639	33,031	17,230	21,655
Custodian	19,502	26,014	13,666	18,672
Officer and Directors/Trustees	23,552	23,917	14,822	19,267
Miscellaneous	74,008	85,940	55,561	68,438

Total expenses excluding interest expense and fees	2,570,559	3,393,222	1,649,340	2,231,505
Interest expense and fees[1]	914,597	2,197,543	424,711	715,979

Total expenses	3,485,156	5,590,765	2,074,051	2,947,484
Less fees waived by advisor	(82,360)	(45,449)	(33,390)	(21,161)

Total expenses after waiver	3,402,796	5,545,316	2,040,661	2,926,323

Net investment income	14,610,706	19,905,518	9,905,043	13,472,485

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	761,178	347,077	(1,691,741)	614,604
Futures and swaps	191,748	—	(435,661)	(248,611)

	952,926	347,077	(2,127,402)	365,993

Net change in unrealized appreciation/depreciation on:
Investments	(19,656,431)	(10,806,382)	(10,745,608)	(8,425,318)
Swaps	—	—	152,476	278,799

	(19,656,431)	(10,806,382)	(10,593,132)	(8,146,519)

Total realized and unrealized loss	(18,703,505)	(10,459,305)	(12,720,534)	(7,780,526)

Dividends to Preferred Shareholders From

Net investment income	(4,297,338)	(6,115,916)	(2,806,091)	(4,025,743)

Net Increase (decrease) in Net Assets Applicable to Common Shareholders
Resulting from Operations	$ (8,390,137)	$ 3,330,297	$ (5,621,582)	$ 1,666,216

[1] Related to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

31

Statements of Operations

	BlackRock MuniYield
	New Jersey Fund, Inc.

	Period December 1,	Year Ended
	2007 to July 31,	November 30,
	2008	2007

Investment Income

Interest	$ 10,365,716	$ 17,061,867
Income from affiliates	175,954	140,447

Total income	10,541,670	17,202,314

Expenses

Investment advisory	1,091,896	1,696,520
Commissions for Preferred Shares	199,064	301,920
Accounting services	69,113	125,176
Transfer agent	20,768	63,256
Professional	109,754	82,528
Registration	8,811	9,436
Printing	37,005	45,941
Custodian	10,767	19,702
Officer and Directors’	12,848	19,884
Miscellaneous	67,525	79,512

Total expenses excluding interest expense and fees	1,627,551	2,443,875
Interest expense and fees[1]	98,927	376,090

Total expenses	1,726,478	2,819,965
Less fees waived by advisor	(33,259)	(19,930)

Total expenses after waiver	1,693,219	2,800,035

Net investment income	8,848,451	14,402,279

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(245,454)	1,589,868
Swaps	(46,813)	—

	(292,267)	1,589,868

Net change in unrealized appreciation/depreciation on investments	(10,807,922)	(12,322,831)

Total realized and unrealized loss	(11,100,189)	(10,732,963)

Dividends to Preferred Shareholders From

Net investment income	(2,640,535)	(4,053,487)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$ (4,892,273)	$ (384,171)

[1] Related to tender option bond trusts.

See Notes to Financial Statements.

32 ANNUAL REPORT

JULY 31, 2008

Statements of Changes in Net Assets	BlackRock Muni New York Intermediate Duration Fund, Inc.

	Period
	June 1, 2008	Year Ended May 31,
Increase (Decrease) in Net Assets:	to July 31, 2008	2008	2007

Operations

Net investment income	$ 574,639	$ 3,842,387	$ 3,787,022
Net realized gain (loss)	(172,515)	(616,570)	147,462
Net change in unrealized appreciation/depreciation	(2,049,285)	(3,001,803)	842,327
Dividends to Preferred Shareholders from net investment income	(177,526)	(1,149,537)	(1,046,683)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(1,824,687)	(925,523)	3,730,128

Dividends to Common Shareholders From

Net investment income	(445,883)	(2,675,295)	(2,700,534)

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shares	(2,270,570)	(3,600,818)	1,029,594
Beginning of period	59,100,565	62,701,383	61,671,789

End of period	$ 56,829,995	$ 59,100,565	$ 62,701,383

End of period undistributed net investment income	$ 362,967	$ 411,737	$ 394,182

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

33

Statements of Changes in Net Assets	BlackRock MunYield Arizona Fund, Inc.

	Period
	November 1, 2007	Year Ended October 31,
Increase (Decrease) in Net Assets:	to July 31, 2008	2007	2006

Operations

Net investment income	$ 3,275,909	$ 4,276,021	$ 4,436,717
Net realized gain (loss)	(374,900)	813,164	426,255
Net change in unrealized appreciation/depreciation	(4,126,989)	(2,857,872)	1,122,350
Dividends and distributions to Preferred Shareholders from:
Net investment income	(885,773)	(1,310,529)	(1,175,501)
Net realized gain	(228,921)	(102,456)	(84,465)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(2,340,674)	818,328	4,725,356

Dividends and Distributions to Common Shareholders From

Net investment income	(2,327,146)	(3,117,045)	(3,599,489)
Net realized gain	(533,902)	(285,146)	(523,554)

Net decrease in net assets resulting from dividends and distributions to Common Shareholders	(2,861,048)	(3,402,191)	(4,123,043)

Capital Share Transactions

Reinvestment of common dividends	191,164	201,509	335,820
Capital changes with respect to issuance of Preferred Shares	—	—	42,343

Net increase in net assets resulting from capital share transactions	191,164	201,509	378,163

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shares	(5,010,558)	(2,382,354)	980,476
Beginning of period	63,228,438	65,610,792	64,630,316

End of period	$ 58,217,880	$ 63,228,438	$ 65,610,792

End of period undistributed net investment income	$ 374,545	$ 311,568	$ 463,121

See Notes to Financial Statements.

34 ANNUAL REPORT

JULY 31, 2008

Statements of Changes in Net Assets	BlackRock MuniYield California Fund, Inc.

	Period
	November 1, 2007	Year Ended October 31,
Increase (Decrease) in Net Assets:	to July 31, 2008	2007	2006

Operations

Net investment income	$ 14,610,706	$ 19,905,518	$ 20,510,282
Net realized gain	952,926	347,077	3,468,346
Net change in unrealized appreciation/depreciation	(19,656,431)	(10,806,382)	4,191,570
Dividends to Preferred Shareholders from net investment income	(4,297,338)	(6,115,916)	(5,371,492)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(8,390,137)	3,330,297	22,798,706

Dividends to Common Shareholders From

Net investment income	(10,541,151)	(14,097,459)	(14,821,497)

Capital Share Transactions

Capital changes with respect to issuance of Preferred Shares	—	—	15,461

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shares	(18,931,288)	(10,767,162)	7,992,670
Beginning of period	310,933,670	321,700,832	313,708,162

End of period	$ 292,002,382	$ 310,933,670	$ 321,700,832

End of period undistributed net investment income	$ 1,425,723	$ 1,349,213	$ 1,657,437

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

35

Statements of Changes in Net Assets	BlackRock MunYield Florida Fund

	Period
	November 1, 2007	Year Ended October 31,
Increase (Decrease) in Net Assets:	to July 31, 2008	2007	2006

Operations

Net investment income	$ 9,905,043	$ 13,472,485	$ 13,366,198
Net realized gain (loss)	(2,127,402)	365,993	1,571,029
Net change in unrealized appreciation/depreciation	(10,593,132)	(8,146,519)	2,303,608
Dividends to Preferred Shareholders from net investment income	(2,806,091)	(4,025,743)	(3,537,371)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(5,621,582)	1,666,216	13,703,464

Dividends to Common Shareholders From

Net investment income	(7,077,289)	(9,517,733)	(10,968,155)

Capital Share Transactions

Reinvestment of common dividends	—	—	91,289
Capital changes with respect to issuance of Preferred Shares	—	—	(3,184)

Net increase in net assets resulting from capital shares transactions	—	—	88,105

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shares	(12,698,871)	(7,851,517)	2,823,414
Beginning of period	197,013,937	204,865,454	202,042,040

End of period	$ 184,315,066	$ 197,013,937	$ 204,865,454

End of period undistributed net investment income	$ 1,003,169	$ 975,376	$ 1,046,367

See Notes to Financial Statements.

36 ANNUAL REPORT

JULY 31, 2008

Statements of Changes in Net Assets	BlackRock MunYield New Jersey Fund, Inc.

	Period
	December 1, 2007	Year Ended November 30,
Increase (Decrease) in Net Assets:	to July 31, 2008	2007	2006

Operations

Net investment income	$ 8,848,451	$ 14,402,279	$ 14,265,484
Net realized gain (loss)	(292,267)	1,589,868	1,517,835
Net change in unrealized appreciation/depreciation	(10,807,922)	(12,322,831)	6,246,899
Dividends to Preferred Shareholders from net investment income	(2,640,535)	(4,053,487)	(3,617,009)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(4,892,273)	(384,171)	18,413,209

Dividends to Common Shareholders From

Net investment income	(6,670,582)	(9,885,456)	(10,808,667)

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shares	(11,562,855)	(10,269,627)	7,604,542
Beginning of period	215,585,204	225,854,831	218,250,289

End of period	$ 204,022,349	$ 215,585,204	$ 225,854,831

End of period undistributed net investment income	$ 1,613,847	$ 1,964,587	$ 1,613,177

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

37

Financial Highlights			BlackRock Muni New York Intermediate Duration Fund, Inc.

						Period
	Period		Year Ended May 31,			August 1, 2003[1]
	June 1, 2008					to May 31,
	to July 31, 2008	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$ 14.05	$ 14.91	$ 14.66	$ 15.05	$ 14.45	$ 14.33

Net investment income	0.14[2]	0.91[2]	0.90[2]	0.87[2]	0.85[2]	0.68
Net realized and unrealized gain (loss)	(0.53)	(0.86)	0.24	(0.37)	0.58	0.19
Dividends to Preferred Shareholders from net investment income	(0.04)	(0.27)	(0.25)	(0.20)	(0.11)	(0.06)

Net increase (decrease) from investment operations	(0.43)	(0.22)	0.89	0.30	1.32	0.81

Dividends to Common Shareholders from net investment income	(0.11)	(0.64)	(0.64)	(0.69)	(0.72)	(0.54)

Capital changes with respect to issuance of Common Shares	—	—	—	—	—	(0.03)

Capital changes with respect to issuance of Preferred Shares	—	—	—	—	—	(0.12)

Net asset value, end of period	$ 13.51	$ 14.05	$ 14.91	$ 14.66	$ 15.05	$ 14.45

Market price, end of period	$ 12.12	$ 12.81	$ 13.93	$ 13.03	$ 13.44	$ 12.79

Total Investment Return[3]

Based on net asset value	(3.01)%[4]	(1.10)%	6.57%	2.52%	9.99%	4.71%[4]

Based on market price	(4.56)%[4]	(3.48)%	12.02%	2.03%	10.97%	(11.46)%[4]

Ratios to Average Net Assets Applicable to Common Shares

Total expenses after waiver and fees paid indirectly and
excluding interest expense and fees[5,6]	1.11%[7]	1.04%	1.08%	1.10%	1.15%	0.81%[7]

Total expenses after waiver and fees paid indirectly[6]	1.15%[7]	1.04%	1.08%	1.10%	1.15%	0.81%[7]

Total expenses after waiver and before fees paid indirectly[6]	1.15%[7]	1.04%	1.08%	1.10%	1.15%	0.81%[7]

Total expenses[6]	1.39%[7]	1.28%	1.31%	1.33%	1.38%	1.19%[7]

Net investment income[6]	6.36%[7]	6.31%	6.01%	5.89%	5.75%	5.40%[7]

Dividends to Preferred Shareholders	1.84%[7]	1.89%	1.66%	1.32%	0.77%	0.45%[7]

Net investment income to Common Shareholders	4.52%[7]	4.42%	4.35%	4.57%	4.98%	4.95%[7]

Supplemental Data

Net assets applicable to Common Shares, end of period (000)	$ 56,830	$ 59,101	$ 62,701	$ 61,672	$ 63,290	$ 60,778

Preferred Shares outstanding at liquidation preference, end of period (000)	$ 29,625	$ 31,000	$ 31,000	$ 31,000	$ 31,000	$ 31,000

Portfolio turnover	2%	21%	29%	49%	17%	21%

Asset coverage end of period per $1,000	$ 2,918	$ 2,906	$ 3,023	$ 2,989	$ 3,042	$ 2,961

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Total investment returns based on market value, which can be significantly greater or lesser than net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[6]	Do not reflect the effect of dividends to Preferred Shareholders.

[7]	Annualized. Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratio of total expenses after waiver and fees paid indirectly and excluding interest expense and fees, total expenses after waiver and fees paid indirectly, total expenses after waiver and before fees paid indirectly, total expenses, net investment income and net investment income available to Common Shareholders would have been 1.50%, 1.55%, 1.55%, 1.79%, 5.96%, and 4.12%, respectively.

See Notes to Financial Statements.

38 ANNUAL REPORT

JULY 31, 2008

Financial Highlights				BlackRock MuniYield Arizona Fund, Inc.

	Period
	November 1, 2007		Year Ended October 31,
	to July 31, 2008	2007	2006	2005	2004	2003

Per Share Operating Performance

Net asset value, beginning of period	$ 13.96	$ 14.53	$ 14.39	$ 15.04	$ 14.64	$ 14.53

Net investment income[1]	0.72	0.95	0.98	0.97	0.98	1.00
Net realized and unrealized gain (loss)	(1.00)	(0.46)	0.36	(0.49)	0.40	0.05
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.19)	(0.29)	(0.26)	(0.14)	(0.06)	(0.06)
Net realized gain	(0.05)	(0.02)	(0.02)	—[2]	—	—

Net increase (decrease) from investment operations	(0.52)	0.18	1.06	0.34	1.32	0.99

Dividends and distributions to Common Shareholders from:
Net investment income	(0.51)	(0.69)	(0.80)	(0.92)	(0.92)	(0.88)
Net realized gain	(0.12)	(0.06)	(0.12)	(0.02)	—	—

Total dividends and distributions to Common Shareholders	(0.63)	(0.75)	(0.92)	(0.94)	(0.92)	(0.88)

Capital changes with respect to issuance of Preferred Shares	—	—	—[3]	(0.05)	—	—

Net asset value, end of period	$ 12.81	$ 13.96	$ 14.53	$ 14.39	$ 15.04	$ 14.64

Market price, end of period	$ 13.94	$ 13.66	$ 14.79	$ 16.03	$ 15.10	$ 14.13

Total Investment Return[4]

Based on net asset value	(3.79)%[5]	1.29%	7.47%	1.91%	9.40%	7.19%

Based on market price	6.99%[5]	(2.63)%	(1.80)%	13.07%	13.80%	13.45%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses after waiver and excluding interest expense and fees[6,7]	1.40%[8]	1.37%	1.33%	1.20%	1.19%	1.18%

Total expenses after waiver[7]	1.59%[8]	1.75%	1.70%	1.51%	1.39%	1.37%

Total expenses[7]	1.61%[8]	1.76%	1.71%	1.52%	1.40%	1.38%

Net investment income[7]	7.19%[8]	6.65%	6.90%	6.54%	6.65%	6.79%

Dividends to Preferred Shareholders	1.94%[8]	2.04%	1.83%	0.91%	0.42%	0.42%

Net investment income to Common Shareholders	5.25%[8]	4.61%	5.07%	5.63%	6.23%	6.37%

Supplemental Data

Net assets applicable to Common Shares, end of period (000)	$ 58,218	$ 63,228	$ 65,611	$ 64,630	$ 67,217	$ 65,234

Preferred Shares outstanding at liquidation preference, end of period (000)	$ 40,300	$ 40,300	$ 40,300	$ 40,300	$ 30,300	$ 30,300

Portfolio turnover	13%	31%	31%	28%	21%	24%

Asset coverage end of period per $1,000	$ 2,445	$ 2,569	$ 2,628	$ 2,604	$ 3,218	$ 3,153

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Amount is less than $0.01 per share.

[4]	Total investment returns based on market value, which can be significantly greater or lesser than net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[5]	Aggregate total investment return.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[7]	Do not reflect the effect of dividends to Preferred Shareholders.

[8]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

39

Financial Highlights				BlackRock MuniYield California Fund, Inc.

	Period
	November 1, 2007		Year Ended October 31,
	to July 31, 2008	2007	2006	2005	2004	2003
Per Share Operating Performance

Net asset value, beginning of period	$ 14.60	$ 15.11	$ 14.73	$ 15.27	$ 15.17	$ 15.14

Net investment income[1]	0.69	0.93	0.96	0.93	1.02	1.06
Net realized and unrealized gain (loss)	(0.88)	(0.49)	0.37	(0.46)	0.12	0.04
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.20)	(0.29)	(0.25)	(0.13)	(0.07)	(0.10)
Net realized gain	—	—	—	—	—	—[2]

Net increase (decrease) from investment operations	(0.39)	0.15	1.08	0.34	1.07	1.00

Dividends and distributions to Common Shareholders from:
Net investment income	(0.50)	(0.66)	(0.70)	(0.86)	(0.97)	(0.97)
Net realized gain	—	—	—	—	—	—[2]

Total dividends and distributions to Common Shareholders	(0.50)	(0.66)	(0.70)	(0.86)	(0.97)	(0.97)

Capital changes with respect to issuance of Preferred Shares	—	—	—[3]	(0.02)	—	—

Net asset value, end of period	$ 13.71	$ 14.60	$ 15.11	$ 14.73	$ 15.27	$ 15.17

Market price, end of period	$ 13.07	$ 13.25	$ 14.00	$ 13.37	$ 14.43	$ 14.15

Total Investment Return[4]

Based on net asset value	(2.55)%[5]	1.36%	8.03%	2.59%	7.74%	7.14%

Based on market price	2.37%[5]	(0.72)%	10.28%	(1.46)%	9.16%	4.64%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses after waiver and excluding interest expense and fees[6,7]	1.06%[8]	1.06%	1.06%	0.98%	0.96%	0.95%

Total expenses after waiver[7]	1.45%[8]	1.75%	1.51%	1.13%	1.12%	1.16%

Total expenses[7]	1.49%[8]	1.77%	1.52%	1.13%	1.12%	1.17%

Net investment income[7]	6.24%[8]	6.29%	6.51%	6.16%	6.79%	6.93%

Dividends to Preferred Shareholders	1.83%[8]	1.93%	1.70%	0.84%	0.44%	0.63%

Net investment income to Common Shareholders	4.41%[8]	4.36%	4.81%	5.32%	6.35%	6.30%

Supplemental Data

Net assets applicable to Common Shares, end of period (000)	$ 292,002	$ 310,934	$ 321,701	$ 313,708	$ 325,204	$ 323,155

Preferred Shares outstanding at liquidation preference, end of period (000) $	126,500	$ 175,000	$ 175,000	$ 175,000	$ 140,000	$ 140,000

Portfolio turnover	30%	41%	39%	53%	29%	18%

Asset coverage end of period per $1,000	$ 3,308	$ 2,777	$ 2,838	$ 2,793	$ 3,323	$ 3,308

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Amount is less than $0.01 per share.

[4]	Total investment returns based on market value, which can be significantly greater or lesser than net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[5]	Aggregate total investment return.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[7]	Do not reflect the effect of dividends to Preferred Shareholders.

[8]	Annualized.

See Notes to Financial Statements.

40 ANNUAL REPORT

JULY 31, 2008

Financial Highlights				BlackRock MuniYield Florida Fund

	Period
	November 1, 2007		Year Ended October 31,
	to July 31, 2008	2007	2006	2005	2004	2003

Per Share Operating Performance

Net asset value, beginning of period	$ 14.53	$ 15.11	$ 14.91	$ 15.27	$ 14.97	$ 14.97

Net investment income[1]	0.73	0.99	0.99	0.98	1.00	1.06
Net realized and unrealized gain (loss)	(0.94)	(0.57)	0.28	(0.26)	0.29	(0.07)
Dividends to Preferred Shareholders from net investment income	(0.21)	(0.30)	(0.26)	(0.14)	(0.07)	(0.07)

Net increase (decrease) from investment operations	(0.42)	0.12	1.01	0.58	1.22	0.92

Dividends to Common Shareholders from net investment income	(0.52)	(0.70)	(0.81)	(0.92)	(0.92)	(0.92)

Capital changes with respect to issuance of Preferred Shares	—	—	—[2]	(0.02)	—	—

Net asset value, end of period	$ 13.59	$ 14.53	$ 15.11	$ 14.91	$ 15.27	$ 14.97

Market price, end of period	$ 11.91	$ 12.86	$ 14.35	$ 14.93	$ 14.28	$ 13.80

Total Investment Return[3]

Based on net asset value	(2.52)%[4]	1.21%	7.24%	3.98%	8.99%	6.76%

Based on market price	(3.48)%[4]	(5.68)%	1.71%	11.34%	10.57%	10.44%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses after waiver and excluding interest expense and fees[5,6]	1.10%[7]	1.10%	1.09%	1.05%	1.03%	1.04%

Total expenses after waiver[6]	1.40%[7]	1.46%	1.42%	1.25%	1.18%	1.18%

Total expenses[6]	1.42%[7]	1.47%	1.44%	1.25%	1.19%	1.19%

Net investment income[6]	6.77%[7]	6.72%	6.63%	6.46%	6.67%	7.01%

Dividends to Preferred Shareholders	1.92%[7]	2.01%	1.75%	0.95%	0.48%	0.45%

Net investment income to Common Shareholders	4.85%[7]	4.71%	4.88%	5.51%	6.19%	6.56%

Supplemental Data

Net assets applicable to Common Shares, end of period (000)	$ 184,315	$ 197,014	$ 204,865	$ 202,042	$ 206,895	$ 202,890

Preferred Shares outstanding at liquidation preference, end of period (000) $	90,825	$ 110,000	$ 110,000	$ 110,000	$ 95,000	$ 95,000

Portfolio turnover	22%	25%	46%	42%	33%	35%

Asset coverage end of period per $1,000	$ 3,029	$ 2,791	$ 2,862	$ 2,837	$ 3,178	$ 3,136

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Total investment returns based on market value, which can be significantly greater or lesser than net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[6]	Do not reflect the effect of dividends to Preferred Shareholders.

[7]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

41

Financial Highlights			BlackRock MuniYield New Jersey Fund, Inc.

	Period
	December 1, 2007		Year Ended November 30,
	to July 31, 2008	2007	2006	2005	2004	2003

Per Share Operating Performance

Net asset value, beginning of period	$ 15.18	$ 15.90	$ 15.37	$ 15.25	$ 15.39	$ 14.84

Net investment income[1]	0.62	1.01	1.00	1.01	1.06	1.05
Net realized and unrealized gain (loss)	(0.79)	(0.74)	0.54	0.18	(0.14)	0.52
Dividends to Preferred Shareholders from net investment income	(0.18)	(0.28)	(0.25)	(0.16)	(0.08)	(0.06)

Net increase (decrease) from investment operations	(0.35)	(0.02)	1.29	1.03	0.84	1.51

Dividends to Common Shareholders from net investment income	(0.47)	(0.70)	(0.76)	(0.91)	(0.96)	(0.96)

Capital changes with respect to issuance of Preferred Shares	—	—	—	—[2]	(0.02)	—

Net asset value, end of period	$ 14.36	$ 15.18	$ 15.90	$ 15.37	$ 15.25	$ 15.39

Market price, end of period	$ 13.52	$ 13.66	$ 15.47	$ 14.38	$ 14.73	$ 14.34

Total Investment Return[2]

Based on net asset value	(2.17)%[3]	0.11%	8.83%	7.08%	5.84%	10.81%

Based on market price	2.35%[3]	(7.41)%	13.17%	3.72%	9.72%	8.90%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses after waiver and excluding interest expense and fees[4,5]	1.13%[6]	1.10%	1.09%	1.09%	1.02%	1.02%

Total expenses after waiver[5]	1.20%[6]	1.27%	1.44%	1.39%	1.24%	1.21%

Total expenses[5]	1.22%[6]	1.28%	1.44%	1.39%	1.25%	1.22%

Net investment income[5]	6.27%[6]	6.56%	6.50%	6.47%	6.94%	6.94%

Dividends to Preferred Shareholders	1.85%[6]	1.85%	1.65%	1.05%	0.50%	0.40%

Net investment income to Common Shareholders	4.42%[6]	4.71%	4.85%	5.42%	6.44%	6.54%

Supplemental Data

Net assets applicable to Common Shares, end of period (000)	$ 204,022	$ 215,585	$ 225,855	$ 218,250	$ 216,618	$ 218,642

Preferred Shares outstanding at liquidation preference, end of period (000)	$ 104,725	$ 119,000	$ 119,000	$ 119,000	$ 119,000	$ 97,500

Portfolio turnover	11%	18%	9%	32%	14%	26%

Asset coverage end of period per $1,000	$ 2,948	$ 2,812	$ 2,898	$ 2,834	$ 2,820	$ 3,242

[1]	Based on average shares outstanding.

[2]	Total investment returns based on market value, which can be significantly greater or lesser than net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[3]	Aggregate total investment return.

[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[5]	Do not reflect effect of dividends to Preferred Shareholders.

[6]	Annualized.

See Notes to Financial Statements.

42 ANNUAL REPORT

JULY 31, 2008

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock
MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc.,
BlackRock MuniYield Florida Fund and BlackRock MuniYield New Jersey
Fund, Inc. (the “Funds” or individually as the “Fund”), are registered under the Investment Company Act of 1940, as amended (the “1940
Act”), as non-diversified, closed-end management investment compa-
nies. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of
America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds recently changed their fiscal year end to July 31. The Funds determine, and make available for publication, the net asset values of their
Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments: Municipal investments (including commit-
ments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of the Fund’s Board of Directors (the
“Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transac-
tions in comparable investments and various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Swaps are valued by quoted fair values received daily by each Fund’s pricing service or through brokers. Short-term securities are valued at amortized cost. Investments in open-end invest-
ment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value
Assets”). When determining the price for Fair Value Assets, the invest-
ment advisor and/or sub-advisor seeks to determine the price that the
Funds might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subse-
quently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Funds may engage in various portfolio investment strategies both to increase the return of the Funds and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

•Financial futures contracts — Each Fund may purchase or sell finan-
cial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a con-
tract, the Fund deposits, and maintains as collateral, such initial mar-
gin as required by the exchange on which the transaction is effected.
Pursuant to the contract, the Fund agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin vari-
ation and are recorded by the Fund as unrealized gains or losses.
When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

•Forward interest rate swaps — Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. Changes in the value of the forward interest rate swap are recognized as unrealized gains and losses.
When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement. The Funds generally intend to close each forward interest rate swap before the effective date specified in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap.

Forward Commitments and When-issued Delayed Delivery Securities:
The Funds may purchase securities on a when-issued basis and may pur-
chase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the pur-
chase or sale commitment is made. The Funds may purchase securities under such conditions only with the intention of actually buying them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued basis, the Funds will hold liquid assets worth at least the equivalent of the amount due.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Funds
leverage their assets through the use of tender option bond trusts
(“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal securities. Other funds managed by the investment advisor may also contribute municipal securities to a TOB into which each Fund has contributed securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB
Residuals”), which are generally issued to the participating fund that

ANNUAL REPORT

JULY 31, 2008

43

Notes to Financial Statements (continued)

made the transfer. The TOB Residuals held by a Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal securities from the TOB to the Fund. The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Fund, which typically invest the cash in additional municipal securities. Each Fund’s transfer of the municipal securities to a TOB is accounted for as a secured borrowing, therefore the municipal securities deposited into a TOB are presented in the Funds’ Schedules of
Investments and the proceeds from the transaction are reported as a liability of the Funds.

Interest income from the underlying securities is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Funds. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. As of July 31, 2008, the aggregate value of the underlying municipal securities transferred to TOBs, the related liabil-
ity for trust certificates and the range of interest rates were as follows:

Underlying
Municipal
	Securities	Liability for	Range of
	Transferred	Trust	Interest
	to TOBs	Certificates	Rates

BlackRock Muni
New York Intermediate
Duration Fund, Inc	$ 1,910,254	$ 1,379,101	1.778%

BlackRock MuniYield
Arizona Fund, Inc	$ 9,495,297	$ 4,335,000	2.494%

Blackrock MuniYield			1.683% –
California Fund, Inc	$142,553,448	$83,836,061	2.552%

BlackRock MuniYield			1.761% –
Florida Fund	$ 46,461,961	$27,927,409	2.545%

BlackRock MuniYield
New Jersey			1.739% –
Fund, Inc	$ 28,811,089	$17,795,000	2.084%

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environ-
ment, but tend to outperform the market for fixed rate bonds when inter-
est rates decline or remain relatively stable. Should short-term interest rates rise, each Fund’s investment in TOBs likely will adversely affect each
Fund’s investment income and dividends to Common Shareholders.
Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect each Fund’s net asset values per share.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide regular interest payments.

Segregation: In cases in which the 1940 Act and the interpretive posi-
tions of the Securities and Exchange Commission (“SEC”) require that the Funds segregate assets in connection with certain investments
(e.g., futures and swaps) or certain borrowings, each Fund will, con-
sistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment trans-
actions are recorded on the dates the transactions are entered into
(the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. The Funds amortize all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are record-
ed on the ex-dividend dates. Dividends and distributions to Preferred
Shareholders are accrued and determined as described in Note 4.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment compa-
nies and to distribute substantially all of its taxable income to its share-
holders. Therefore, no federal income tax provision is required.

Effective April 30, 2008, BlackRock MuniYield Arizona Fund, Inc.,
BlackRock MuniYield California Fund, Inc. and BlackRock MuniYield
Florida Fund implemented Financial Accounting Standards Board
(“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income
Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”).
Effective November 30, 2007 and May 30, 2008, BlackRock MuniYield
New York Intermediate Duration Fund, Inc. and BlackRock MuniYield New
Jersey Fund, Inc., respectively, implemented FIN 48. FIN 48 prescribes the minimum recognition threshold a tax position must meet in connec-
tion with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to each
Fund, and has determined that the adoption of FIN 48 does not have a material impact on each Fund’s financial statements. The Funds file
U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open as follows: years ended May 31, 2005 through May 31, 2007 for BlackRock New York
Intermediate Duration Fund; years ended October 31, 2005 through
October 31, 2007 for BlackRock MuniYield Arizona Fund, Inc., BlackRock
MuniYield California Fund, Inc. and BlackRock MuniYield Florida Fund
and years ended November 30, 2005 through November, 30 2007 for
BlackRock MuniYield New Jersey Fund, Inc. The statutes of limitations

44 ANNUAL REPORT

JULY 31, 2008

Notes to Financial Statements (continued)

on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement
of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”), was issued and is effective for fiscal years beginning after
November 15, 2007. Effective June 1, 2008 and December 1, 2007,
BlackRock Muni New York Intermediate Duration Fund, Inc. and
BlackRock MuniYield New Jersey Fund, Inc., respectively adopted FAS
157. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the other Fund’s financial statement disclosures, if any, is cur-
rently being assessed.

In addition, in February 2007, Statement of Financial Accounting
Standards No. 159, “The Fair Value Option for Financial Assets and
Financial Liabilities” (“FAS 159”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value.
FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on each Fund’s financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161,
“Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The impact on each Fund’s financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, non-interested Directors (“Independent Directors”)
may defer a portion of their annual complex-wide compensation.
Deferred amounts earn an approximate return as though equivalent dollar amounts have been invested in common shares of other certain
BlackRock Closed-End Funds selected by the Independent Directors.
This has approximately the same economic effect for the Independent
Directors as if the Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereun-
der represent general unsecured claims against the general assets of each Fund. Each Fund may, however elect to invest in common stock of other certain BlackRock Closed-End Funds selected by the Independent
Directors in order to match its deferred compensation obligations.

Other: Expenses directly related to each Fund are charged to that
Fund. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appro-
priate methods.

2. Investment Advisory Agreement and Other Transactions
with Affiliates:

Each Fund has entered into an Investment Advisory Agreement with
BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned sub-
sidiary of BlackRock, Inc., to provide investment advisory and adminis-
tration services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC
Financial Services Group, Inc. are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such serv-
ices, BlackRock Muni New York Intermediate Duration Fund, Inc. pays a monthly fee at an annual rate of 0.55% and BlackRock MuniYield
Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield Florida
Fund and MuniYield New Jersey Fund, Inc. pay 0.50% of each Fund’s average daily net assets. Average daily net assets is the average daily value of the Funds’ total assets minus the sum of its accrued liabilities.

The Advisor has contractually agreed to waive a portion of its fee during the first seven years of BlackRock Muni New York Intermediate Duration
Fund, Inc.’s operations ending July 31, 2010, as follows:

Fee Waiver (As a Percentage of Average Daily Net Assets)
Years 1 through 5 Year 6 Year 7 Year 8 and thereafter	0.15% 0.10% 0.05% 0.00%

The Advisor has not agreed to waive any portion of its fee beyond July 31, 2010. Such waivers are included in fees waived by advisor on the Statements of Operations:

	Period
	June 1, 2008 to	Year Ended
	July 31, 2008	May 31, 2008

BlackRock Muni New York Intermediate
Duration Fund, Inc	$21,888	$137,740

The Advisor has agreed to waive its advisory fees by the amount of investment advisory fees each Fund pays to the Advisor indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by advisor on the Statements of Operations.

ANNUAL REPORT

JULY 31, 2008

45

Notes to Financial Statements (continued)

	Period
	June 1, 2008 to	Year Ended
	July 31, 2008	May 31, 2008

BlackRock Muni New York Intermediate
Duration Fund, Inc	$ 1,165	$6,567

	Period
	November 1,	Year Ended
	2007 to	October 31,
	July 31, 2008	2007

BlackRock MuniYield Arizona Fund, Inc	$ 6,162	$ 5,212
BlackRock MuniYield California Fund, Inc	$82,360	$45,449
BlackRock MuniYield Florida Fund	$33,390	$21,161

	Period
	December 1,	Year Ended
	2007 to	November 30,
	July 31, 2008	2007

BlackRock MuniYield New Jersey Fund, Inc.	$33,259	$19,930

The Advisor has entered into separate sub-advisory agreements with
BlackRock Investment Management, LLC (“BIM”), an affiliate of the
Advisor, with respect to each Fund, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the invest-
ment advisory fee paid by each Fund to the Advisor.

For the period November 1, 2007 to July 31, 2008 for BlackRock
MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund,
Inc. and BlackRock MuniYield Florida Fund, June 1, 2008 to July 31,
2008 for BlackRock Muni New York Intermediate Duration Fund, Inc.
and December 1, 2007 to July 31, 2008 for BlackRock MuniYield New
Jersey Fund, Inc. and the year ended October 31, 2007 for BlackRock
MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc.
and BlackRock MuniYield Florida Fund, May 31, 2008 for BlackRock
MuniYield New York Intermediate Duration Fund, Inc. and November 30,
2007 for BlackRock MuniYield New Jersey Fund, Inc., the Funds reim-
bursed the Advisor for certain accounting services, which are included in accounting services on the Statements of Operations. The reimburse-
ments were as follows:

	Period Ended	Prior
	July 31, 2008	Year Ended

BlackRock Muni New York Intermediate
Duration Fund, Inc	$ 184	$1,643
BlackRock MuniYield Arizona Fund, Inc	$1,254	$1,954
BlackRock MuniYield California Fund, Inc	$5,963	$9,162
BlackRock MuniYield Florida Fund	$3,752	$5,795
BlackRock MuniYield New Jersey Fund, Inc	$3,614	$6,277

Pursuant to the terms of the custody agreement, custodian fees may be reduced by amounts calculated on uninvested cash balances, which are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or directors of the Funds are officers and/or direc-
tors of BlackRock, Inc. or its affiliates. The Funds reimburse the Advisor for compensation paid to the Funds’ Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period November 1, 2007 to July 31, 2008 for BlackRock MuniYield
Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc. and
BlackRock MuniYield Florida Fund, the period December 1, 2007 to
July 31, 2008 for BlackRock MuniYield New Jersey Fund, Inc. and the
period June 1, 2008 to July 31, 2008 for BlackRock MuniYield New
York Intermediate Duration Fund, Inc., were as follows:

	Total	Total
	Purchases	Sales

BlackRock Muni New York Intermediate
Duration Fund, Inc	$ 2,647,242	$ 1,494,273
BlackRock MuniYield Arizona
Fund, Inc	$ 13,343,547	$ 15,845,482
BlackRock MuniYield California
Fund, Inc	$145,350,889	$186,620,997
BlackRock MuniYield Florida Fund	$ 66,363,857	$ 86,548,160
BlackRock MuniYield New Jersey
Fund, Inc	$ 33,256,324	$ 33,887,765

4. Capital Share Transactions:

Each Fund is authorized to issue 200,000,000 shares, including
Preferred Shares, par value $0.10 per share, all of which were initially classified as Common Shares. Each Board is authorized, however, to reclassify any unissued shares of Common Shares without approval of the holders of Common Shares.

Common Shares

BlackRock Muni New York Intermediate Duration Fund, Inc.

Shares issued and outstanding for the period June 1, 2008 to
July 31, 2008 and the years ended May 31, 2008 and May 31, 2007, remained constant.

BlackRock MuniYield Arizona Fund, Inc.

Shares issued and outstanding for the period November 1, 2007 to
July 31, 2008 and the years ended October 31, 2007 and October 31,
2006 increased by 14,368, 13,972 and 22,850 respectively, as a result of dividend reinvestment.

BlackRock MuniYield California Fund, Inc.

Shares issued and outstanding for the period November 1, 2007 to
July 31, 2008 and the years ended October 31, 2007 and October 31,
2006 remained constant.

46 ANNUAL REPORT

JULY 31, 2008

Notes to Financial Statements (continued)

BlackRock MuniYield Florida Fund

Shares issued and outstanding for the period November 1, 2007 to
July 31, 2008 and the year ended October 31, 2007 remained constant and for the year ended October 31, 2006 increased by 6,144 as a result of dividend reinvestments.

BlackRock MuniYield New Jersey Fund, Inc.

Shares issued and outstanding for the period December 1, 2007 to July
31, 2008 and the years ended November 30, 2007 and November 30,
2006 remained constant.

Preferred Shares

Preferred Shares of the Funds have a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitles their holders to receive cash dividends at varying annualized rates for each dividend period. The yields in effect at July 31, 2008 were as follows:

BlackRock
	Muni New York	BlackRock	BlackRock
	Intermediate	MuniYield	MuniYield
	Duration	Arizona	California
	Fund, Inc.	Fund, Inc.	Fund, Inc.

Series A	—	3.427%[1]	2.579%[1]
Series B	—	3.579%[1]	3.427%[1]
Series C	—	4.354%[2]	3.427%[1]
Series D	—	—	4.354%[2]
Series F7	4.354%[2]	—	—

BlackRock
		BlackRock	MuniYield
		MuniYield	New Jersey
		Florida Fund	Fund, Inc.

Series A1		3.336%	3.427%
Series B1		3.579%	3.503%
Series C2		4.285%	4.354%

[1] The maximum applicable rate on this series of Preferred Shares is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P
30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.
[2] The maximum applicable rate on this series of Preferred Shares is the higher of 110% plus or times (i) the Telerate/BBA LIBOR or (ii) 90% of the Kenny S&P
30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25%, calculated on the aggregate principal amount. For the period November 1, 2007 to July 31, 2008 and the year ended October 31, 2007, for BlackRock MuniYield Arizona
Fund, Inc., BlackRock MuniYield California Fund, Inc. and BlackRock
MuniYield Florida Fund, December 1, 2007 to July 31, 2008 and the
year ended November 30, 2007 for BlackRock MuniYield New Jersey
Fund, Inc., June 1, 2008 to July 31, 2008 and the year ended May 31,
2008 for BlackRock Muni New York Intermediate Duration Fund, Inc.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned sub-
sidiary of Merrill Lynch, earned commissions as follows:

	Period Ended	Prior
	July 31, 2008	Year Ended

BlackRock Muni New York Intermediate
Duration Fund, Inc	$ 11,793	$ 69,992
BlackRock MuniYield Arizona Fund, Inc	$ 46,725	$ 55,729
BlackRock MuniYield California Fund, Inc	$109,867	$145,469
BlackRock MuniYield Florida Fund	$126,641	$146,733
BlackRock MuniYield New Jersey Fund, Inc	$109,066	$170,928

On June 4, 2008 and June 17, 2008, the following Funds announced redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

BlackRock Muni New York	Redemption	Shares	Aggregate
Intermediate Duration Fund, Inc.	Date	Redeemed	Principal

Series F7	6/23/08	55	$1,375,000

BlackRock	Redemption	Shares	Aggregate
MuniYield California Fund, Inc.	Date	Redeemed	Principal

Series A	7/10/08	665	$16,625,000
Series B	6/19/08	665	$16,625,000
Series C	7/03/08	222	$ 5,550,000
Series D	6/24/08	388	$ 9,700,000

BlackRock	Redemption	Shares	Aggregate
MuniYield Florida Fund	Date	Redeemed	Principal

Series A	6/19/08	384	$ 9,600,000
Series B	6/27/08	279	$ 6,975,000
Series C	6/25/08	104	$ 2,600,000

BlackRock MuniYield	Redemption	Shares	Aggregate
New Jersey Fund, Inc.	Date	Redeemed	Principal

Series A	6/26/08	288	$ 7,200,000
Series B	6/25/08	180	$ 4,500,000
Series C	6/24/08	103	$ 2,575,000

The Funds financed the Preferred Share redemptions with cash received from TOB transactions.

Shares issued and outstanding during the years ended May 31, 2007 and May 31, 2006 for BlackRock Muni New York Intermediate Duration
Fund, Inc., October 31, 2007 and October 31, 2006 for BlackRock
MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc.
and BlackRock MuniYield Florida Fund, and November 30, 2007 and
November 30, 2006 for BlackRock MuniYield New Jersey Fund, Inc.
remained constant.

Dividends on seven-day Preferred Shares are cumulative at a rate, which is reset every seven days based on the results of an auction. Dividends on 28 day Preferred Shares are cumulative at a rate which is reset every
28 days based on the results of an auction. If the Preferred Shares fail

ANNUAL REPORT

JULY 31, 2008

47

Notes to Financial Statements (continued)

to clear the auction on an auction date, each Fund is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the stock is successfully auctioned. The maximum applicable rate on the Preferred
Shares is as footnoted as applicable on the above chart. For the period ended July 31, 2008, the Preferred Shares of each Fund were success-
fully auctioned at each auction date until February 13, 2008. The low, high and average dividend rates on the Preferred Shares for each Fund for the period November 1, 2007 to July 31, 2008 for BlackRock
MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc.
and BlackRock MuniYield Florida Fund, June 1, 2008 to July 31, 2008
for BlackRock Muni New York Intermediate Duration Fund, Inc., and
December 1, 2007 to July 31, 2008 for BlackRock MuniYield New
Jersey Fund, Inc. were as follows:

BlackRock Muni New York Intermediate Duration Fund, Inc.

	Low	High	Average

Series F7	3.398%	4.354%	3.626%

BlackRock MuniYield Arizona Fund, Inc.

	Low	High	Average

Series A	2.48%	4.33%	3.22%
Series B	2.48%	4.51%	3.27%
Series C	2.59%	5.20%	3.80%

BlackRock MuniYield California Fund, Inc.

	Low	High	Average

Series A	2.579%	4.50%	3.31%
Series B	2.48%	4.356%	3.29%
Series C	2.54%	3.990%	3.133%
Series D	2.90%	5.198%	3.79%

BlackRock MuniYield Florida Fund

	Low	High	Average

Series A	2.48%	4.60%	3.41%
Series B	2.46%	4.60%	3.39%
Series C	3.00%	5.06%	3.88%

BlackRock MuniYield New Jersey Fund, Inc.

	Low	High	Average

Series A	2.480%	4.356%	3.279%
Series B	2.535%	4.356%	3.271%
Series C	2.800%	5.198%	3.824%

Since February 13, 2008, the Preferred Shares of each Fund failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from
2.480% to 5.198% . A failed auction is not an event of default for the
Fund but has a negative impact on the liquidity of the Preferred Shares.
A failed auction occurs when there are more sellers of a fund’s auction rate Preferred Shares than buyers. It is impossible to predict how long this imbalance will last. A successful auction for each Fund’s Preferred
Shares may not occur for some time, if ever, and even if liquidity does resume, holders of Preferred Shares may not have the ability to sell the
Preferred Shares at liquidation preference.

The Funds may not declare dividends or make other distributions on
Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

The Preferred Shares are redeemable at the option of each Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated unpaid dividends whether or not declared. The
Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of each Fund, as set forth in each Fund’s Articles
Supplementary or Certificate of Designation, are not satisfied.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class.
However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for a Fund. In addition, the
1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares (b) change a Fund’s subclassification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an invest-
ment company.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United
States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset values per share.

During the current year, $13 has been reclassified in BlackRock
MuniYield Arizona Fund, Inc. between undistributed net investment income and accumulated net realized loss as a result of permanent differences attributable to the reclassification of distributions.

During the current year, $304,293 has been reclassified in BlackRock
MuniYield California Fund, Inc. between accumulated net realized loss and undistributed net investment income as a result of permanent differ-
ences attributable to amortization methods on fixed income securities.

48 ANNUAL REPORT

JULY 31, 2008

Notes to Financial Statements (continued)

During the current year, $6,070,481 has been reclassified in BlackRock
MuniYield Florida Fund between paid-in capital in excess of par and accumulated net realized losses, and $6,130 has been reclassified between net accumulated net realized losses and undistributed net investment income as a result of permanent differences attributable to the expiration of capital loss carryforwards and amortization methods on fixed income securities.

During the current year, $750,005 has been reclassified in BlackRock
MuniYield New Jersey Fund, Inc. between paid-in capital in excess of par and accumulated net realized loss and $111,926 has been reclassified between accumulated net realized loss and undistributed net investment income as a result of permanent differences attributable to expiration of capital loss carryforwards and the reclassification of distributions.

BlackRock Muni New York Intermediate Duration Fund, Inc.

The tax character of distributions paid during the period June 1, 2008 to
July 31, 2008 and the years ended May 31, 2008 and May 31, 2007 was as follows:

	5/31/2008–
	7/31/2008	5/31/2008	5/31/2007

Distributions paid from:
Tax-exempt income	$ 623,409	$3,824,832	$3,747,217

Total distributions	$ 623,409	$3,824,832	$3,747,217

As of July 31, 2008, the components of accumulated loss on a tax basis were as follows:

Undistributed tax-exempt net income	$ 261,224
Undistributed long-term net capital gains	—

Total undistributed net earnings	261,224
Capital loss carryforward	(898,698)*
Net unrealized loss	(2,162,643)**

Total accumulated net loss	$ (2,800,117)

* On July 31, 2008, the Fund had a capital loss carryforward of $898,698, of which
$134,161 expires in 2012, $25,350 expires in 2015, and $739,187 expires in
2016. This amount will be available to offset future realized capital gains.
** The difference between book-basis and tax-basis net unrealized losses is attribu-
table primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between book and tax treatment of residual interests in tender option bond trusts.

BlackRock MuniYield Arizona Fund, Inc.

The tax character of distributions paid during the period November 1,
2007 to July 31, 2008 and the years ended October 31, 2007 and
October 31, 2006 was as follows:

	11/01/07–
	7/31/2008	10/31/2007	10/31/2006

Distributions paid from:
Tax-exempt income	$ 3,212,919	$4,427,574	$4,774,990
Net long-term capital gains	762,823	387,602	608,019

Total distributions	$ 3,975,742	$4,815,176	$5,383,009

As of July 31, 2008, the components of accumulated loss on a tax basis were as follows:

Undistributed tax-exempt net income	$ 475,853
Undistributed long-term net capital gains	—

Total undistributed net earnings	475,853
Capital loss carryforward	(433,955)*
Net unrealized loss	(2,236,477)**

Total accumulated net loss	$ (2,194,579)

* On July 31, 2008, the Fund had a capital loss carryforward of $433,955 all of which expires in 2016. This amount will be available to offset future realized capital gains.
** The difference between book-basis and tax-basis net unrealized losses is attribu-
table primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between book and tax treatment of residual interests in tender option bond trusts.

BlackRock MuniYield California Fund, Inc.

The tax character of distributions paid during the period November 1, 2007 to July 31, 2008 and the years ended October 31, 2007 and October 31, 2006 was as follows:

	11/01/07–
	7/31/2008	10/31/2007	10/31/2006

Distributions paid from:
Tax-exempt income	$ 14,838,489	$20,213,375	$20,192,989

Total distributions	$ 14,838,489	$20,213,375	$20,192,989

As of July 31, 2008, the components of accumulated loss on a tax basis were as follows:

Undistributed tax-exempt net income	$ 1,351,173
Undistributed ordinary income	196,850

Total undistributed net earnings	1,548,023
Capital loss carryforward	(889,828)*
Net unrealized loss	(10,254,218)**

Total accumulated net loss	$ (9,596,023)

* On July 31, 2008, the Fund had a capital loss carryforward of $889,828, of which
$217,588 expires in 2011 and $672,240 expires in 2016. This amount will be available to offset future realized capital gains.
** The difference between book-basis and tax-basis net unrealized losses is attribu-
table primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between book and tax treatment of residual interests in tender option bond trusts.

ANNUAL REPORT

JULY 31, 2008

49

Notes to Financial Statements (continued)

BlackRock MuniYield Florida Fund

The tax character of distributions paid during the period November 1,
2007 to July 31, 2008 and the years ended October 31, 2007 and
October 31, 2006 was as follows:

	11/01/07–
	7/31/2008	10/31/2007	10/31/2006

Distributions paid from:
Tax-exempt income	$ 9,883,380	$13,543,476	$14,505,526

Total distributions	$ 9,883,380	$13,543,476	$14,505,526

As of July 31, 2008, the components of accumulated loss on a tax basis were as follows:

Undistributed tax-exempt net income	$ 481,704
Undistributed ordinary income	177,990

Total undistributed net earnings	659,694
Capital loss carryforward	(3,619,511)*
Net unrealized loss	(2,540,437)**

Total accumulated net loss	$ (5,500,254)

* On July 31, 2008, the Fund had a capital loss carryforward of $3,619,511, of which $1,474,937 expires in 2012 and $2,144,574 expires in 2016. This amount will be available to offset future realized capital gains.
** The difference between book-basis and tax-basis net unrealized losses is attribu-
table primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between book and tax treatment of residual interests in tender option bond trusts.

BlackRock MuniYield New Jersey Fund, Inc.

The tax character of distributions paid during the period December 1,
2007 to July 31, 2008 and the years ended November 31, 2007 and
November 31, 2006 was as follows:

	12/01/07–
	7/31/2008	11/30/2007	11/30/2006

Distributions paid from:
Tax-exempt income	$ 9,199,157	$13,938,943	$14,425,676
Ordinary income	$ 111,960	—	—

Total distributions	$ 9,311,117	$13,938,943	$14,425,676

As of July 31, 2008, the components of accumulated loss on a tax basis were as follows:

Undistributed tax-exempt net income	$ 1,233,606
Undistributed long-term net capital gains	—

Total undistributed net earnings	1,233,606
Capital loss carryforward	(239,556)*
Net unrealized loss	(1,602,149)**

Total accumulated net loss	$ (608,099)

* On July 31, 2008, the Fund had a capital loss carryforward of $239,556, all of which expires in 2012. This amount will be available to offset future realized capital gains.
** The difference between book-basis and tax-basis net unrealized losses is attribu-
table primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between book and tax treatment of residual interests in tender option bond trusts.

6. Concentration Risk:

Each Fund’s investments are concentrated in certain states, which may be affected by adverse financial, social, environmental, economic, regulatory and political factors.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

7. Subsequent Events:

Each Fund paid a net investment income dividend to holders of its
Common Shares on September 2, 2008 to shareholders of record on
August 15, 2008. The amount of the net investment income dividend per share was as follows:

Distribution
Per Share

BlackRock Muni New York Intermediate Duration Fund, Inc	$0.053000
BlackRock MuniYield Arizona Fund, Inc	$0.057000
BlackRock MuniYield California Fund, Inc	$0.055000
BlackRock MuniYield Florida Fund	$0.058000
BlackRock MuniYield New Jersey Fund, Inc	$0.058000

50 ANNUAL REPORT

JULY 31, 2008

Notes to Financial Statements (concluded) The dividends declared on Preferred Shares for the period August 1, 2008 to August 31, 2008 were as follows:

BlackRock
	Muni New York	BlackRock	BlackRock
	Intermediate	MuniYield	MuniYield
	Duration	Arizona	California
	Fund, Inc.	Fund, Inc.	Fund, Inc.

Series A	—	$26,889	$94,265
Series B	—	$46,998	$90,064
Series C	—	$35,096	$30,726
Series D	—	—	$88,874
Series F7	$103,972	—	—

			BlackRock
		BlackRock	MuniYield
		MuniYield	New Jersey
		Florida Fund	Fund, Inc.

Series A		$94,269	$109,634
Series B		$67,913	$ 69,445
Series C		$34,238	$ 66,480

On September 12, 2008, the Board of Directors of BlackRock MuniYield
Florida Fund voted unanimously to change a non-fundamental invest-
ment policy of the Fund, and to rename the Fund “BlackRock MuniYield
Investment Fund.” The Fund’s previous non-fundamental investment policy required the Fund, under normal market conditions, to invest at least 80% of its assets in Florida municipal bonds and 100% in munici-
pal bonds rated investment grade at time of investment. Due to the repeal of the Florida Intangible Personal Property Tax as of January
2007, the Board has approved an amended policy allowing the Fund flexibility to invest in municipal obligations regardless of geographic location. The Fund’s new investment policy is, under normal market conditions, to invest 100% of its assets in municipal bonds rated invest-
ment grade at time of investment. The approved changes will not alter the Fund’s investment objective.

Under current market conditions, the Advisor anticipates that it will gradually reposition the Fund’s portfolio over time and that during such period the Fund may continue to hold a substantial portion of its assets in Florida municipal bonds. At this time, it is uncertain how long the repositioning may take, and the Fund will continue to be subject to risks associated with investing a substantial portion of its assets in
Florida municipal bonds until the repositioning is complete.

The Advisor and the Board believe the amended policy will allow the
Advisor to better manage the Fund’s portfolio in the best interests of
Fund shareholders and to better meet the Fund’s investment objective.

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of
BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close in the first quarter of 2009.

ANNUAL REPORT

JULY 31, 2008

51

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors or Trustees
of BlackRock Muni New York Intermediate Duration Fund,
Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock
MuniYield California Fund, Inc., BlackRock MuniYield
Florida Fund and BlackRock MuniYield New Jersey
Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Muni New York
Intermediate Duration Fund, Inc. as of July 31, 2008, and the related statements of operations for the period June 1, 2008 to July 31, 2008 and for the year ended May 31, 2007, the statements of changes in net assets for the period June 1, 2008 to July 31, 2008 and for each of the two years in the period ended May 31, 2008, and the financial highlights for the period June 1, 2008 to July 31, 2008 and for each of the two years in the period ended May 31, 2008. We have also audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock MuniYield Arizona Fund, Inc.,
BlackRock MuniYield California Fund, Inc. and BlackRock MuniYield
Florida Fund as of July 31, 2008, and the related statements of opera-
tions for the period November 1, 2007 to July 31, 2008 and for the year ended October 31, 2007, the statements of changes in net assets for the period November 1, 2007 to July 31, 2008 and for each of the two years in the period ended October 31, 2007, and the financial high-
lights for each of the respective periods presented. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock MuniYield New Jersey Fund, Inc.
as of July 31, 2008, and the related statements of operations for the period December 1, 2007 to July 31, 2008 and for the year ended
November 30, 2007, the statements of changes in net assets for the period December 1, 2007 to July 31, 2008 and for the two years in the period ended November 30, 2007, and the financial highlights for each of the respective periods presented. BlackRock Muni New York
Intermediate Duration Fund, Inc., BlackRock MuniYield Arizona Fund,
Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield
Florida Fund and BlackRock MuniYield New Jersey Fund, Inc. are col-
lectively referred to as the “Funds”. These financial statements and financial highlights are the responsibility of the Funds’ management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended May 31, 2006 and for the period August 1, 2003 (Commencement of Operations) to May 31,
2004 for BlackRock Muni New York Intermediate Duration Fund, Inc.
were audited by other auditors whose report, dated July 14, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over finan-
cial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over finan-
cial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our pro-
cedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Muni New York Intermediate Duration Fund, Inc. as of July 31,
2008, and the results of its operations for the period June 1, 2008 to
July 31, 2008 and for the year ended May 31, 2008, the changes in its net assets for the period June 1, 2008 to July 31, 2008 and for each of the two years in the period ended May 31, 2008, and the financial highlights for the period June 1, 2008 to July 31, 2008 and each of the two years in the period ended May 31, 2008, in conformity with account-
ing principles generally accepted in the United States of America.
Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniYield Arizona Fund, Inc., BlackRock
MuniYield California Fund, Inc., and BlackRock MuniYield Florida Fund
as of July 31, 2008, and the results of its operations for the period
November 1, 2007 to July 31, 2008 and for the year ended October 31,
2007, the changes in its net assets for the period November 1, 2007 to
July 31, 2008 and for each of the two years in the period ended October
31, 2007, and the financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniYield New
Jersey Fund, Inc. as of July 31, 2008, the results of its operations for the period December 1, 2007 to July 31, 2008 and for the year ended
November 30, 2007, the changes in its net assets for the period
December 1, 2007 to July 31, 2008 and for each of the two years in the period ended November 30, 2007, and the financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP Princeton, New Jersey September 25, 2008

52 ANNUAL REPORT

JULY 31, 2008

Important Tax Information

All of the net investment income distributions paid by BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock MuniYield Arizona Fund,
Inc., BlackRock MuniYield California Fund, Inc. and BlackRock MuniYield Florida Fund during the taxable period ended July 31, 2008 qualify as tax-exempt interest dividends for federal income tax purposes.

The following table summarizes the taxable per share distributions paid by BlackRock MuniYield Arizona Fund, Inc. during the period:

	Payable	Long-Term
	Date	Capital Gains

Common Shareholders	12/31/2007	$0.11780

Preferred Shareholders:

Series A	11/15/2007	$26.16
	11/23/2007	$28.99
	11/29/2007	$26.16
	12/06/2007	$33.70
	12/13/2007	$26.20

Series B	11/13/2007	$26.16
	11/20/2007	$25.37
	11/27/2007	$26.16
	12/04/2007	$26.96
	12/18/2007	$33.70
	12/26/2007	$ 3.86

Series C	11/13/2007	$29.90
	11/19/2007	$21.75
	11/26/2007	$25.37
	12/03/2007	$32.91
	12/17/2007	$32.51
	12/24/2007	$ 0.26

The following table summarizes the taxable per share distributions paid by BlackRock MuniYield New Jersey Fund, Inc. during the year:

	Payable	Ordinary
	Date	Income

Common Shareholders	12/31/2007	$0.005652

Preferred Shareholders
Series A	12/13/2007	$ 2.30
Series B	12/19/2007	$10.74
Series C	12/18/2007	$11.69

All other net investment income distributions paid by the Fund during the taxable year ended July 31, 2008 qualify as tax-exempt interest dividends for federal income tax purposes.

ANNUAL REPORT

JULY 31, 2008

53

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Directors (collectively, the “Board,” the members of which are referred to as “Directors”) of the BlackRock Muni New York
Intermediate Duration Fund, Inc. (“MNE”), BlackRock MuniYield Arizona
Fund, Inc. (“MZA”), BlackRock MuniYield California Fund, Inc. (“MYC”),
BlackRock MuniYield Florida Fund (“MYF”) and BlackRock MuniYield
New Jersey Fund, Inc. (“MYJ,” and together with MNE, MZA, MYC, MYF,
(the “Funds”) met in April and May 2008 to consider approving the continuation of each Fund’s investment advisory agreement (each, an
“Advisory Agreement”) with BlackRock Advisors, LLC (the “Advisor”), each
Fund’s investment adviser. The Board also considered the approval of each Fund’s subadvisory agreement (each, a “Subadvisory Agreement”
and, together with the “Advisory Agreement,” the “Agreements”) between the Advisor and BlackRock Investment Management, LLC (the “Sub-
advisor”). The Advisor and the Subadvisor are collectively referred to herein as the “Advisors” and, together with BlackRock, Inc., “BlackRock.”

Disclosure regarding MNE’s Investment Advisory Agreement and Sub-
advisory Agreement can be found in its annual report dated May 31,
2008 and disclosure regarding MYJ’s Investment Advisory Agreement and
Subadvisory Agreement can be found in its semi-annual report dated
May 31, 2008, both of which are incorporated herein by reference.

Activities and Composition of the Board

The Board of each Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Funds as defined in the Investment
Company Act of 1940 (the “1940 Act”) (the “Independent Directors”).
The Directors are responsible for the oversight of the operations of the
Funds and perform the various duties imposed on the directors of invest-
ment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The
Board has established four standing committees: an Audit Committee, a
Governance and Nominating Committee, a Compliance Committee and
a Performance Oversight Committee.

Advisory Agreement and Subadvisory Agreement

Upon the consummation of the combination of BlackRock, Inc.’s invest-
ment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L. ., and certain affiliates, each Fund entered into an Advisory Agreement and a Subadvisory Agreement, each with an initial two-year term. Consistent with the 1940 Act, after the Advisory Agreement’s and Subadvisory
Agreement’s respective initial two-year term, the Board is required to consider the continuation of each Fund’s Advisory Agreement and
Subadvisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by the personnel of BlackRock and its affiliates, including investment advisory services,

administrative services, secondary market support services, oversight of fund accounting and custody, and assistance in meeting legal and regu-
latory requirements. The Board also received and assessed information regarding the services provided to each Fund by certain unaffiliated service providers.

Throughout the year, the Board also considered a range of information in connection with its oversight of the services provided by BlackRock and its affiliates. Among the matters the Board considered were: (a) invest-
ment performance for one-, three- and five-year periods, as applicable, against peer funds, as well as senior management and portfolio man-
agers’ analysis of the reasons for underperformance, if applicable;
(b) fees, including advisory, administration and other fees paid to
BlackRock and its affiliates by each Fund, as applicable; (c) Fund oper-
ating expenses paid to third parties; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls;
(h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) execution quality; (j) valuation and liquidity procedures;
and (k) reviews of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Advisory
Agreement and Subadvisory Agreement

To assist the Board in its evaluation of the Agreements, the Directors received information from BlackRock in advance of the April 22, 2008 meeting which detailed, among other things, the organization, business lines and capabilities of the Advisors, including: (a) the responsibilities of various departments and key personnel and biographical information relating to key personnel; (b) financial statements for BlackRock; (c) the advisory and/or administrative fees paid by each Fund to the Advisors, including comparisons, compiled by Lipper Inc. (“Lipper”), an independ-
ent third party, with the management fees, which include advisory and administration fees, of funds with similar investment objectives (“Peers”);
(d) the profitability of BlackRock and certain industry profitability analy-
ses for advisers to registered investment companies; (e) the expenses of BlackRock in providing various services; (f) non-investment advisory reimbursements, if applicable, and “fallout” benefits to BlackRock; (g)
economies of scale, if any, generated through the Advisors’ management of all of the BlackRock closed-end funds (the “Fund Complex”); (h) the expenses of each Fund, including comparisons of each such Fund’s expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; (i) an internal comparison of management fees clas-
sified by Lipper, if applicable; and (j) each Fund’s performance for the past one-, three- and five-year periods, as applicable, as well as each
Fund’s performance compared to its Peers.

54 ANNUAL REPORT

JULY 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

The Board also considered other matters it deemed important to the approval process, where applicable, such as payments made to
BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds.

In addition to the foregoing materials, independent legal counsel to the
Independent Directors provided a legal memorandum outlining, among other things, the duties of the Board under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an advis-
er’s fiduciary duty with respect to advisory agreements and compensa-
tion, and the standards used by courts in determining whether invest-
ment company boards of directors have fulfilled their duties and the factors to be considered by boards in voting on advisory agreements.

The Independent Directors reviewed this information and discussed it with independent legal counsel prior to the meeting on April 22, 2008.
At the Board meeting on April 22, 2008, BlackRock made a presenta-
tion to and responded to questions from the Board. Following the meet-
ing on April 22, 2008, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written materials provided to the Directors prior to the meetings on May 29 and 30, 2008. At the Board meetings on
May 29 and 30, 2008, BlackRock responded to further questions from the Board. In connection with BlackRock’s presentations, the Board con-
sidered each Agreement and, in consultation with independent legal counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) statements relating to the renewal of the Agreements.

Matters Considered by the Board

In connection with its deliberations with respect to the Agreements, the
Board considered all factors it believed relevant with respect to each
Fund, including the following: the nature, extent and quality of the ser-
vices provided by the Advisors; the investment performance of each
Fund; the costs of the services to be provided and profits to be realized by the Advisors and their affiliates from their relationship with the Funds;
the extent to which economies of scale would be realized as the Fund
Complex grows; and whether BlackRock realizes other benefits from its relationship with the Funds.

A. Nature, Extent and Quality of the Services: In evaluating the nature, extent and quality of the Advisors’ services, the Board reviewed informa-
tion concerning the types of services that the Advisors provide and are expected to provide to each Fund, narrative and statistical information concerning each Fund’s performance record and how such performance compares to each Fund’s Peers, information describing BlackRock’s organization and its various departments, the experience and responsi-
bilities of key personnel and available resources. The Board noted the willingness of the personnel of BlackRock to engage in open, candid dis-
cussions with the Board. The Board further considered the quality of the
Advisors’ investment process in making portfolio management decisions.

In addition to advisory services, the Directors considered the quality of the administrative and non-investment advisory services provided to the
Funds. The Advisors and their affiliates provided each Fund with such administrative and other services, as applicable (in addition to any such services provided by others for the Funds), and officers and other personnel as are necessary for the operations of the respective Fund.
In addition to investment management services, the Advisors and their affiliates provided each Fund with services such as: preparing share-
holder reports and communications, including annual and semi-annual financial statements and the Funds’ websites; communications with ana-
lysts to support secondary market trading; assisting with daily account-
ing and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). The Board considered the
Advisors’ policies and procedures for assuring compliance with appli-
cable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: As previ-
ously noted, the Board received performance information regarding each
Fund and its Peers. Among other things, the Board received materials reflecting each Fund’s historic performance and each Fund’s perform-
ance compared to its Peers. More specifically, each Fund’s one-, three-
and five-year total returns (as applicable) were evaluated relative to its
Peers (including the Peers’ median performance).

The Board reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper rankings.

The Board noted that MYC performed below the median of its respective
Peers in at least two of the one-, three- and five-year periods reported.
The Board then discussed with representatives of BlackRock the reasons for MYC’s underperformance during these periods compared with its
Peers. The Board noted that the underperformance of MYC was largely due to its defensive duration stance in a period of significantly declining interest rates, its inability to invest in non-investment grade securities and its underweight position with respect to tobacco investments.

For MYC, the Board concluded that BlackRock was committed to provid-
ing the resources necessary to assist the portfolio managers and to con-
tinue improving the Fund’s performance. Based on its review, the Board generally was satisfied with BlackRock’s efforts to manage the Fund.

ANNUAL REPORT

JULY 31, 2008

55

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

The Board noted that, although MZA and MYF underperformed their respective Peers in at least two of the one-, three- and five-year periods reported, MZA and MYF outperformed their respective Peers in a sub-
set of the Lipper universe in at least two of such periods based on a customized performance comparison provided by BlackRock which gives a greater significance to current distributions, providing a more accurate comparison.

After considering this information, the Boards concluded that the per-
formance of each Fund, in light of and after considering the other facts and circumstances applicable to each Fund, supports a conclusion that each Fund’s Agreements should be renewed.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Funds: In evaluating the management fees and expenses that each Fund is expected to bear, the Board considered each Fund’s current management fee structure and each Fund’s expense ratios in absolute terms as well as relative to the fees and expense ratios of its applicable Peers. The Board, among other things, reviewed comparisons of each Fund’s gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of applicable Peers.
The Board also reviewed a narrative analysis of the Peer rankings pre-
pared by Lipper and summarized by BlackRock at the request of the
Board. This summary placed the Peer rankings into context by analyzing various factors that affect these comparisons.

The Board noted that each of MYC, MZA and MYF paid contractual management fees lower than or equal to the median contractual fees paid by their respective Peers. This comparison was made without giving effect to any expense reimbursements or fee waivers.

The Board also compared the management fees charged and services provided by the Advisors to closed-end funds in general versus other types of clients (such as open-end investment companies and separate-
ly managed institutional accounts) in similar investment categories. The
Board noted certain differences in services provided and costs incurred by the Advisor with respect to closed-end funds compared to these other types of clients and the reasons for such differences.

In connection with the Board’s consideration of the fees and expense information, the Board reviewed the considerable investment manage-
ment experience of the Advisors and considered the high level of invest-
ment management, administrative and other services provided by the
Advisors. In light of these factors and the other facts and circumstances applicable to each Fund, the Board concluded that the fees paid and level of expenses incurred by each Fund under its Agreements support a conclusion that each Fund’s Agreements should be renewed.

D. Profitability of BlackRock: The Board also considered BlackRock’s profitability in conjunction with its review of fees. The Board reviewed
BlackRock’s profitability with respect to the Fund Complex and other fund complexes managed by the Advisors. In reviewing profitability, the
Board recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Board also reviewed BlackRock’s assumptions and methodology of allocating expenses, noting the inherent limitations in allocating costs among various advisory products. The Board also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

The Board recognized that profitability may be affected by numerous factors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Board considered BlackRock’s operating margin compared to the operating margin estimated by BlackRock for a leading investment management firm whose operations consist primarily of advising closed-
end funds. The comparison indicated that BlackRock’s operating margin was approximately the same as the operating margin of such firm.

In evaluating the reasonableness of the Advisors’ compensation, the
Board also considered any other revenues paid to the Advisors, including partial reimbursements paid to the Advisors for certain non-investment advisory services, if applicable. The Board noted that these payments were less than the Advisors’ costs for providing these services. The Board also considered indirect benefits (such as soft dollar arrangements)
that the Advisors and their affiliates are expected to receive, which are attributable to their management of the Fund.

The Board concluded that BlackRock’s profitability, in light of all the other facts and circumstances applicable to each Fund, supports a conclusion that each Fund’s Agreements should be renewed.

E. Economies of Scale: In reviewing each Fund’s fees and expenses, the Board examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Fund’s fee structure, for example through the use of breakpoints for the Fund or the
Fund Complex. In this regard, the Board reviewed information provided by BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints because closed-end funds generally do not expe-
rience substantial growth after their initial public offering and each fund is managed independently consistent with its own investment objectives.
The Board noted that only three closed-end funds in the Fund Complex have breakpoints in their fee structures. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-
level breakpoint structure. The Board found, based on its review of comparable funds, that each Fund’s management fee is appropriate in light of the scale of the respective Fund.

56 ANNUAL REPORT

JULY 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (concluded)

F. Other Factors: In evaluating fees, the Board also considered indirect benefits or profits the Advisors or their affiliates may receive as a result of their relationships with the Funds (“fall-out benefits”). The Directors, including the Independent Directors, considered the intangible benefits that accrue to the Advisors and their affiliates by virtue of their relation-
ships with the Funds, including potential benefits accruing to the
Advisors and their affiliates as a result of participating in offerings of the Funds’ shares, potentially stronger relationships with members of the broker-dealer community, increased name recognition of the Advisors and their affiliates, enhanced sales of other investment funds and prod-
ucts sponsored by the Advisors and their affiliates and increased assets under management which may increase the benefits realized by the
Advisors from soft dollar arrangements with broker-dealers. The Board also considered the unquantifiable nature of these potential benefits.

Conclusion with Respect to the Agreements

In reviewing the Agreements, the Directors did not identify any single factor discussed above as all-important or controlling and different
Directors may have attributed different weights to the various factors considered. The Directors, including the Independent Directors, unani-
mously determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to each respective Fund, was acceptable for each Fund and supported the Directors’ conclusion that the terms of each Agreement were fair and reasonable, that each Fund’s fees are reasonable in light of the services provided to the respective Fund and that each Agreement should be approved.

ANNUAL REPORT

JULY 31, 2008

57

Automatic Dividend Reinvestment Plan

How the Plan Works — The Funds offer a Dividend Reinvestment Plan
(the “Plan”) under which income and capital gains dividends paid by a
Fund are automatically reinvested in additional Common Shares of the
Fund. The Plan is administered on behalf of the shareholders by The BNY
Mellon Shareowner Services for BlackRock MuniYield Arizona Fund, Inc.,
BlackRock MuniYield California Fund, Inc., BlackRock MuniYield Florida
Fund and BlackRock MuniYield New Jersey Fund, Inc. and Computershare
Trust Company, N.A. for BlackRock Muni New York Intermediate Duration
Fund, Inc. (individually, the “Plan Agent” or together, the “Plan Agents”).
Under the Plan, whenever a Fund declares a dividend, participants in the
Plan will receive the equivalent in shares of Common Shares of the Fund.
The Plan Agents will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Funds (“newly issued shares”) or (ii) by purchase of outstanding
Common Shares on the open market on the New York Stock Exchange or American Stock Exchange, as applicable or elsewhere. If, on the divi-
dend payment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commis-
sions (a condition often referred to as a “market premium”), the Plan
Agents will invest the dividend amount in newly issued shares. If the
Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan
Agents will invest the dividend amount by purchasing on the open mar-
ket additional shares. If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agents will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the dividend by either (i)
when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases Common Shares of the Funds unless the shareholder specifi-
cally elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise their Plan Agent in writing (at the address set forth below) that they elect not to partici-
pate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The
Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of a Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received.
However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Funds do not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agents’ service fees for handling the reinvestment of distributions are paid for by the Funds. However, broker-
age commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of dividends and distri-
butions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.
Therefore, income and capital gains may still be realized even though shareholders do not receive cash. If, when the Funds’ shares are trading at a market premium, the Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value
(which may not exceed 5% of the fair market value of the Funds’ shares)
could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at
The BNY Mellon Shareowner Services, .O. Box 385035, Pittsburgh, PA,
15252-8055 Telephone: (800) 432-8224 for BlackRock MuniYield
Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock
MuniYield Florida Fund and BlackRock MuniYield New Jersey Fund, Inc.
and Computershare Trust Company, N.A., .O. Box 43010, Providence, RI
02940-3010, Telephone: (800) 426-5523 for BlackRock Muni New York
Intermediate Duration Fund, Inc.

58 ANNUAL REPORT

JULY 31, 2008

Officers and Directors or Trustees

		Length of		Number of
		Time		BlackRock-
	Position(s)	Served as		Advised Funds
Name, Address	Held with	a Director		and Portfolios	Public
and Year of Birth	Funds	or Trustee[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors or Trustees[1]

Richard E. Cavanagh	Chairman	Since	Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life	113 Funds	Arch Chemical
40 East 52nd Street	of the Board	2007	Insurance Company of America since 1998; Trustee, Educational	110 Portfolios	(chemical and allied
New York, NY 10022	and Director		Testing Service since 1997; Director, The Fremont Group since 1996;		products)
1946	or Trustee		Formerly President and Chief Executive Officer of The Conference Board,
Inc. (global business research organization) from 1995 to 2007.

Karen . Robards	Vice Chair of	Since	Partner of Robards & Company, LLC, (financial advisory firm) since	112 Funds	AtriCure, Inc.
40 East 52nd Street	the Board,	2007	1987; Co-founder and Director of the Cooke Center for Learning and	109 Portfolios	(medical devices);
New York, NY 10022	Chair of		Development, (a not-for-profit organization) since 1987; Formerly		Care Investment
1950	the Audit		Director of Enable Medical Corp. from 1996 to 2005; Formerly an		Trust, Inc. (health
	Committee		investment banker at Morgan Stanley from 1976 to 1987.		care REIT)
and Director
or Trustee

G. Nicholas Beckwith, III	Director	Since	Chairman and Chief Executive Officer, Arch Street Management, LLC	112 Funds	None
40 East 52nd Street	or Trustee	2007	(Beckwith Family Foundation) and various Beckwith property companies 109 Portfolios
New York, NY 10022			since 2005; Chairman of the Board of Directors, University of Pittsburgh
1945			Medical Center since 2002; Board of Directors, Shady Side Hospital
Foundation since 1977; Board of Directors, Beckwith Institute for
Innovation In Patient Care since 1991; Member, Advisory Council on
Biology and Medicine, Brown University since 2002; Trustee, Claude
Worthington Benedum Foundation (charitable foundation) since 1989;
Board of Trustees, Chatham University since 1981; Board of Trustees,
University of Pittsburgh since 2002; Emeritus Trustee, Shady Side
Academy since 1977; Formerly Chairman and Manager, Penn West
Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Formerly Chairman, President and
Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005;
Formerly Board of Directors, National Retail Properties (REIT) from
2006 to 2007.

Kent Dixon	Director or	Since	Consultant/Investor since 1988.	113 Funds	None
40 East 52nd Street	Trustee and	2007		110 Portfolios
New York, NY 10022	Member of
1937	the Audit
Committee

Frank J. Fabozzi	Director or	Since	Consultant/Editor of The Journal of Portfolio Management since 2006;	113 Funds	None
40 East 52nd Street	Trustee and	2007	Professor in the Practice of Finance and Becton Fellow, Yale University,	110 Portfolios
New York, NY 10022	Member of		School of Management, since 2006; Formerly Adjunct Professor of
1948	the Audit		Finance and Becton Fellow, Yale University from 1994 to 2006.
Committee

Kathleen F. Feldstein	Director	Since	President of Economics Studies, Inc. (private economic consulting firm)	113 Funds	The McClatchy
40 East 52nd Street	or Trustee	2007	since 1987; Chair, Board of Trustees, McLean Hospital from 2000	110 Portfolios	Company
New York, NY 10022			to 2008 and Trustee Emeritus thereof since 2008; Member of the		(newspaper
1941			Corporation of Partners Community Healthcare, Inc. since 2005;		publishing)
Member of the Corporation of Partners HealthCare since 1995;
Member of the Corporation of Sherrill House (healthcare) since 1990;
Trustee, Museum of Fine Arts, Boston since 1992; Member of the
Visiting Committee to the Harvard University Art Museum since 2003;
Trustee, The Committee for Economic Development (research organi-
zation) since 1990; Member of the Advisory Board to the International
School of Business, Brandeis University since 2002.

ANNUAL REPORT

JULY 31, 2008

59

Officers and Directors or Trustees (continued)

		Length of		Number of
		Time		BlackRock-
	Position(s)	Served as		Advised Funds
Name, Address	Held with	a Director		and Portfolios	Public
and Year of Birth	Funds	or Trustee[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors or Trustees[1] (concluded)

James T. Flynn	Director or	Since	Formerly Chief Financial Officer of JP Morgan & Co., Inc. from 1990	112 Funds	None
40 East 52nd Street	Trustee and	2007	to 1995.	109 Portfolios
New York, NY 10022	Member of
1939	the Audit
Committee

Jerrold B. Harris	Director	Since	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific	112 Funds	BlackRock-Kelso
40 East 52nd Street	or Trustee	2007	equipment) since 2000.	109 Portfolios	Capital Corp.
New York, NY 10022
1942

R. Glenn Hubbard	Director	Since	Dean of Columbia Business School since 2004; Columbia faculty	113 Funds	ADP (data and
40 East 52nd Street	or Trustee	2007	member since 1988; Formerly Co-Director of Columbia Business	110 Portfolios	information services),
New York, NY 10022			School's Entrepreneurship Program from 1997 to 2004; Visiting		KKR Financial
1958			Professor at the John F. Kennedy School of Government at Harvard		Corporation (finance),
			University and the Harvard Business School since 1985 and at the		Duke Realty (real
			University of Chicago since 1994; Formerly Chairman of the U.S.		estate), Metropolitan
			Council of Economic Advisers under the President of the United		Life Insurance Com-
			States from 2001 to 2003.		pany (insurance),
Information Services
Group (media/
technology)

W. Carl Kester	Director or	Since	Mizuho Financial Group Professor of Finance, Harvard Business	112 Funds	None
40 East 52nd Street	Trustee and	2007	School. Deputy Dean for Academic Affairs since 2006; Unit Head,	109 Portfolios
New York, NY 10022	Member of		Finance, Harvard Business School, from 2005 to 2006; Senior
1951	the Audit		Associate Dean and Chairman of the MBA Program of Harvard
	Committee		Business School, from 1999 to 2005; Member of the faculty of
Harvard Business School since 1981; Independent Consultant
since 1978.

Robert S. Salomon, Jr.	Director or	Since	Formerly Principal of STI Management LLC (investment adviser) from	112 Funds	None
40 East 52nd Street	Trustee and	2002	1994 to 2005.	109 Portfolios
New York, NY 10022	Member of	Except (MNE)
1936	the Audit	2007
Committee

[1] Directors or Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Following the combination of Merrill Lynch Investment Managers, LP (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the
various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III since 1999; Richard E. Cavanagh since 1994; Kent Dixon since 1988; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Jerrold B. Harris since 1999; R. Glenn
Hubbard since 2004; W. Carl Kester since 1998; Karen . Robards since 1998 and Robert S. Salomon, Jr. since 1996.

Interested Directors or Trustees[3]

Richard S. Davis	Fund	Since	Managing Director, BlackRock, Inc. since 2005; Formerly Chief	185 Funds	None
40 East 52nd Street	President	2007	Executive Officer, State Street Research & Management Company	295 Portfolios
New York, NY 10022	(MYF) and		from 2000 to 2005; Formerly Chairman of the Board of Trustees,
1945	Director or		State Street Research Mutual Funds from 2000 to 2005; Formerly
	Trustee		Chairman, SSR Realty from 2000 to 2004.

Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director,	184 Funds	None
40 East 52nd Street	or Trustee	2007	BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative	294 Portfolios
New York, NY 10022			Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President
1947			of BlackRock Funds and BlackRock Bond Allocation Target Shares from
2005 to 2007; Formerly Treasurer of certain closed-end funds in the
BlackRock fund complex from 1989 to 2006.

[3]	Messrs. Davis and Gabbay are both “interested persons,” as defined in the Investment Company Act of 1940, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Directors or Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

60 ANNUAL REPORT

JULY 31, 2008

Officers and Directors or Trustees (concluded)

Position(s)
Name, Address	Held with	Length of
and Year of Birth	Funds	Time Served Principal Occupation(s) During Past 5 Years

Fund Officers[1]

Donald C. Burke	Fund	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment
40 East 52nd Street	President		Managers, LP (“MLIM”) and Fund Asset Management, LP (“FAM”) in 2006; First Vice President thereof from
New York, NY 10022	except (MYF)		1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.
1960	and Chief
Executive
Officer

Anne F. Ackerley	Vice	Since 2007	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since
40 East 52nd Street	President		2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986
New York, NY 10022			and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and
1962			Acquisitions Group.

Neal J. Andrews	Chief	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of
40 East 52nd Street	Financial		Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from
New York, NY 10022	Officer		1992 to 2006.
1966

Jay M. Fife	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the
40 East 52nd Street			MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
New York, NY 10022
1970

Brian P. Kindelan	Chief	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the
40 East 52nd Street	Compliance		BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005;
New York, NY 10022	Officer of		Director and Senior Counsel ofBlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel
1959	the Funds		thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard Surloff	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly
40 East 52nd Street			General Counsel (U.S.) of Goldman Sachs Asset Management, L from 1993 to 2006.
New York, NY 10022
1965

[1] Officers of the Funds serve at the pleasure of the Board of Directors or Trustees.

For All Funds:
Accounting Agent			Independent Registered Public	Legal Counsel
State Street Bank and			Accounting Firm	Skadden, Arps, Slate, Meagher & Flom LLP
Trust Company			Deloitte & Touche LLP	New York, NY 10036
Princeton, NJ 08540			Princeton, NJ 08540

BlackRock MuniYield Arizona Fund, Inc.,				BlackRock Muni New York Intermediate Duration Fund, Inc.:
BlackRock MuniYield California Fund, Inc.,			Custodian
BlackRock MuniYield Florida Fund and				State Street Bank and
BlackRock MuniYield New Jersey Fund, Inc.:			Trust Company
Custodian		Transfer Agents	Boston, MA 02101
The Bank of New York Mellon		Common and Preferred Shares	Transfer Agents
New York, NY 10286		BNY Mellon Shareowner Services	Common Shares	Preferred Shares
		Jersey City, NJ 07310	Computershare Trust	BNY Mellon Shareowner Services
			Company, N.A.	Jersey City, NJ 07310
Providence, RI 02940

ANNUAL REPORT

JULY 31, 2008

61

Additional Information

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net invest-
ment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month.
The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which com-
prises part of the financial information included in this report.

Fund Certification

The Funds are listed for trading on the New York Stock Exchange (“NYSE”)
and have filed with the NYSE their annual chief executive officer certifica-
tion regarding compliance with the NYSE’s listing standards. Each Fund filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sabanes-Oxley Act.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference
Room may be obtained by calling (800) SEC-0330. The Funds’ Forms
N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’
websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’
electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

General Information

The Funds do not make available copies of their Statements of Additional
Information because the Funds’ shares are not continuously offered, which means that the Statements of Additional Information of the Funds have not been updated after completion of the Funds’ offering and the information contained in the Funds’ Statements of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ invest-
ment objectives or policies or to the Funds’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associ-
ated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and elimi-
nate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

62 ANNUAL REPORT

JULY 31, 2008

Additional Information (concluded)

Deposit Securities

Effective May 30, 2008, following approval by the Funds’ Boards and the applicable ratings agencies, the definition of “Deposit Securities” in the
Funds’ Articles Supplementary or Certificate Designation was amended as follows in order to facilitate the redemption of the Funds’ Preferred Shares.
The following phrase was added to the definition of “Deposit Securities”
found in the Funds’ Articles Supplementary or Certificate Designation:

; provided, however, that solely in connection with any redemption of
Preferred Shares, the term Deposit Securities shall include (i) any committed financing pursuant to a credit agreement, reverse repur-
chase agreement facility or similar credit arrangement, in each case which makes available to the Corporation, no later than the day pre-
ceding the applicable redemption date, cash in an amount not less than the aggregate amount due to Holders by reason of the redemp-
tion of their shares of Preferred Shares on such redemption date; and
(ii) cash amounts due and payable to the Corporation out of a sale of its securities if such cash amount is not less than the aggregate amount due to Holders by reason of the redemption of their shares of
Preferred Shares on such redemption date and such sale will be set-
tled not later than the day preceding the applicable redemption date.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-
related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your transac-
tions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Proxy Voting Policy

The Boards of the Funds have delegated the voting of proxies for Fund securities to the Advisor pursuant to the Advisor ’s proxy voting guidelines.
Under these guidelines, the Advisor will vote proxies related to Fund secu-
rities in the best interests of each Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Funds’
stockholders, on the one hand, and those of the Advisor, or any affiliated person of the Funds or the Advisor on the other. In such event, provided that the Advisor’s Equity Investment Policy Oversight Committee, or a sub-
committee thereof (the “Committee”) is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Advisor’s clients. If the Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the
Committee shall determine how to vote the proxy after consulting with the
Advisor’s Portfolio Management Group and/or the Advisor’s Legal and
Compliance Department and concluding that the vote is in its client’s best interest notwithstanding the conflict.

ANNUAL REPORT

JULY 31, 2008

63

This report is transmitted to shareholders only. It is not a prospec-
tus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares which creates risks for Common
Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free
(800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov. Infor-
mation about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
www.blackrock.com or by calling (800) 441-7762 and (2) on the
Securities and Exchange Commission’s website at http://www.sec.gov.

BlackRock Muni New York Intermediate Duration Fund, Inc.

BlackRock MuniYield Arizona Fund, Inc.

BlackRock MuniYield California Fund, Inc.

BlackRock MuniYield Florida Fund

BlackRock MuniYield New Jersey Fund, Inc.

100 Bellevue Parkway

Wilmington, DE 19809

#MY5-7/08

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Kent Dixon (term began effective November 1, 2007)
Frank J. Fabozzi (term began effective November 1, 2007)
James T. Flynn (term began effective November 1, 2007)
Joe Grills (term ended effective November 1, 2007)
W. Carl Kester (term began effective November 1, 2007)
Karen P. Robards (term began effective November 1, 2007)
Robert S. Salomon, Jr.

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End

BlackRock
MuniYield	$29,500	$52,850	$3,500	$3,500	$6,100	$6,100	$1,049	$1,042
California Fund, Inc.

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the
Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

BlackRock MuniYield	$298,149	$295,142
California Fund, Inc.

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $287,500, 0%

Item 5 – Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

James H. Bodurtha (term ended effective November 1, 2007)
Kent Dixon (term began effective November 1, 2007)
Frank J. Fabozzi (term began effective November 1, 2007)
James T. Flynn (term began effective November 1, 2007)
Kenneth A. Froot (term ended effective November 1, 2007)
Joe Grills (term ended effective November 1, 2007)
W. Carl Kester (term began effective November 1, 2007)
Herbert I. London (term ended effective November 1, 2007)
Roberta Cooper Ramo (term ended effective November 1, 2007)
Karen P. Robards (term began effective November 1, 2007)
Robert S. Salomon, Jr.

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – The Board of Directors of the Fund has delegated the voting of proxies for the Fund securities to the Investment Adviser pursuant to the Investment
Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s
Equity Investment Policy Oversight Committee, or a sub-committee thereof (the
“Committee”) is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines
(or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the
Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the

Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy
Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the
SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of July 31,
2008.

(a)(1) BlackRock MuniYield California Fund, Inc. is managed by a team of investment professionals comprised of Theodore R. Jaeckel and Walter O’Connor. Each is a member of
BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the Fund’s portfolio, which includes setting the Fund’s overall investment strategy, overseeing the management of the Fund and/or selection of its investments. Mr. Jaeckel has been a member of the Fund’s management team since 2006 and Mr. O’Connor has been a member of the Fund’s management team since 1992.

Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing
Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment
Managers, L.P. (“MLIM”) from 2005 to 2006 and a Director of MLIM from 1997 to 2005.
He has been a portfolio manager with BlackRock or MLIM since 1992.

Mr. O’Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing
Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or
MLIM since 1991.

(a)(2) As of July 31, 2008:

	Number of Other Accounts Managed			Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
					Performance-Based

	Other	Other Pooled		Other	Other Pooled
Name of	Registered	Investment	Other	Registered	Investment	Other
Portfolio Manager	Investment	Vehicles	Accounts	Investment	Vehicles	Accounts
	Companies			Companies

Theodore R. Jaeckel, Jr.	81	0	0	0	0	0

	$19.2 Billion	$0	$0	$0	$0	$0

Walter O’Connor	81	0	0	0	0	0

	$19.2 Billion	$0	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock, Inc. and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may,

consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover,
BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this regard, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide
BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of July 31, 2008:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by
BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within
BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.
In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment
Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the
Fund include a combination of market-based indices (e.g. Lehman Brothers Municipal Bond
Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.
Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in
BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in
BlackRock, Inc. common stock. Each portfolio manager has received awards under the
LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible
BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Each portfolio manager has participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a

401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee
Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of
1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities. As of July 31, 2008, neither of Messrs. Jaeckel or O’Connor beneficially owned any stock issued by the Fund.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield California Fund, Inc.

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock MuniYield California Fund, Inc.

Date: September 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield California Fund, Inc.

Date: September 19, 2008

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield California Fund, Inc.

Date: September 19, 2008